                             PROSPECTUS dated January 2, 2002, Revised April 25, 2002

                                   OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                                        Limited Liability Company Interests
                                               --------------------

                  INVESTMENT  OBJECTIVE.  The Fund is a newly formed limited  liability  company  registered  under the Investment Company Act of 1940, as amended,  as a non-diversified,  closed-end  management  investment company.
The Fund's investment objective is to seek long-term capital  appreciation  consistent with preservation of capital while attempting to generate  positive  returns over various market cycles.  The Fund will pursue this objective by investing  primarily in private  investment  partnerships  and similar  investment  vehicles  that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies.

                                                                                      (continued on following page)
--------------------

                  Investing  in the  Fund's  limited  liability  company  interests  ("Interests")  involves a high degree of risk.  See "RISK FACTORS" beginning on page 17.

                  Neither the Securities and Exchange  Commission nor any state securities  commission has approved or  disapproved  these  securities  or passed  upon the  adequacy of this  prospectus.  Any  representation  to the contrary is a criminal offense.

                                               --------------------

                                                    Total Offering
                                                    --------------
Amount....................................       $ 50,000,000
Sales Load1...............................       $   1,250,000
Proceeds to the Fund......................       $ 48,750,000

OppenheimerFunds  Distributor,  Inc. (the  "Distributor")  acts as the  distributor  of Interests on a best efforts basis,  subject to various  conditions.  Interests are being offered  through the Distributor and other brokers and dealers  that  have  entered  into  selling  agreements  with  the  Distributor.  Interests  will be  sold  only to
"Qualified  Investors." See "Investor  Qualifications."  The Distributor  expects to deliver Interests purchased in the  initial  offering  on or about  January  2,  2002,  or such  earlier  or  later  date as the  Distributor  may determine.  The full  amount  of the sales  load will be  reallowed  by the  Distributor  to  selling  brokers  and dealers.  In  addition,  the  Distributor  (or one of its  affiliates)  may pay from its own  resources  additional compensation  to brokers and dealers of up to 1% of the value of Interests  sold by such brokers and dealers.  (See
"Distribution Arrangements.")
                                               --------------------
                                        OppenheimerFunds Distributor, Inc.

(continued from previous page)

                  INVESTMENT  PROGRAM.  The Fund will pursue its  investment  objective by  investing  primarily in private investment  partnerships and similar investment  vehicles  ("Portfolio Funds") that are managed by a select group of  alternative  asset  managers  ("Portfolio  Managers")  that employ various  "market  neutral"  investment strategies.  Market neutral  investment  strategies seek to provide  predictable  investment  returns regardless of
general  stock  market  movements.   These  strategies   encompass  a  broad  range  of  investment  programs  that historically have exhibited a low correlation to the general  performance of equity,  debt and other markets.  They include investment programs that involve the use of hedging and arbitrage  techniques in the equity,  fixed income, currency  and  commodity  markets.  Portfolio  Managers  may invest and trade in a wide  range of  instruments  and markets,  including,  but not limited to, U.S. and non-U.S.  equities and equity-related  instruments,  currencies, financial  futures,  and fixed income and other  debt-related  instruments.  In  connection  with their  investment programs,  Portfolio  Managers  will  make use of a variety  of  sophisticated  investment  techniques  that  often involve,  among other things, short sales of securities,  the use of leverage (i.e., borrowing money for investment purposes),  and transactions in derivative securities and other financial instruments such as stock options,  index options,  futures  contracts,  and options on futures.  In lieu of investing in  Portfolio  Funds,  the Fund may on occasion  retain a Portfolio  Manager to manage a designated  portion of the Fund's assets in  accordance  with the
Portfolio Manager's  specialized  investment style. The Fund's investment manager will have primary  responsibility for  selecting  Portfolio  Managers  and  determining  the  portion of the Fund's  assets to be  allocated  to each
Portfolio Manager.  It will consider various criteria in selecting Portfolio  Managers,  including:  the historical investment  performance of the Portfolio  Manager;  its reputation and experience;  the  effectiveness  of its risk management systems; its adherence to its stated investment  philosophy;  the quality and stability of the Portfolio
Manager's  organization;  and whether key personnel of the Portfolio  Manager have  substantial  investments in the
Portfolio Manager's investment program.

                  INVESTMENT  ADVISER.  OppenheimerFunds,  Inc.  (the  "Adviser")  serves as the Fund's  investment adviser.  It has operated as an investment  adviser since January 1960. The Adviser  (including  its  subsidiaries)
managed  more than $120  billion of assets as of December  31, 2001.  Its clients  include the  Oppenheimer  mutual funds with more than 5 million shareholder accounts.

                  MANAGER.  Tremont  Partners,  Inc.  (the  "Investment  Manager"),  an  affiliate  of the Adviser, serves as the investment manager and provides  day-to-day  investment  management  services to the Fund, subject to the general  supervision  of the Adviser.  Since 1984,  the  Investment  Manager and its  affiliates  have provided alternative  investment solutions to a diverse client base, including financial  institutions,  mutual funds, other investment companies, investment managers and high net worth individuals.

                  RESTRICTIONS ON TRANSFER.  With very limited  exceptions,  limited liability company interests in the Fund  ("Interests")  are not transferable and liquidity will be provided only through  repurchase  offers which may be made from time to time by the Fund as  determined  by the Board of Managers of the Fund (the "Board") in its
sole discretion.  See "Repurchases of Interests and Transfers."

                  REPURCHASES OF INTERESTS.  To provide a limited  degree of liquidity to investors,  the Fund from time to time will  offer to  repurchase  its  outstanding  Interests  pursuant  to written  tenders  by  investors.
Repurchase  offers  will be made at such  times  and on such  terms as may be  determined  by the Board in its sole discretion.  The Adviser  expects that it will  recommend to the Board that the Fund offer to repurchase  Interests as of December 31, 2002,  and  thereafter,  twice each year,  as of the last  business day of March and  September.
The Fund's Limited Liability  Company  Agreement (the "LLC Agreement")  provides that the Fund will be dissolved if the Interest of any investor that has  submitted a written  request for  repurchase of its Interest,  in accordance with the terms of the LLC  Agreement,  has not been  repurchased by the Fund within a period of two years after the investor's  request.  A  redemption  fee equal to 1.00% of the value of an  Interest  (or  portion of an  Interest)
repurchased  by the  Fund  will  apply if the date as of  which  the  Interest  is to be  valued  for  purposes  of repurchase  is  less  than  one  year  following  the  date of a  Member's  initial  investment  in the  Fund.  See
"Repurchases of Interests and Transfers."

                  MANAGEMENT  FEE AND  INCENTIVE  ALLOCATION.  The Fund will pay the  Adviser  a  monthly  fee (the
"Management Fee") computed at the annual rate of 1.00% of the aggregate value of outstanding  Interests  determined as of the last day of the month  (before any  repurchases  of  Interests  or the  Incentive  Allocation,  described below).  See "Management of the Fund--General."

                  The Adviser (or an  affiliated  company of the Adviser that it  designates)  is also  entitled to receive a  performance-based  allocation  equal to 5% of the net  profits,  if any,  in  excess  of the  "Preferred
Return"  that  otherwise  would  have been  credited  to the  capital  account  of each  investor  (the  "Incentive
Allocation").  Generally,  the Incentive  Allocation  will be made as of the end of each calendar year and upon the repurchase  of an Interest (or a portion of an Interest).  It will apply only to net profits that exceed both:  (i)
any  balance in a "Loss  Recovery  Account"  established  for the  investor;  and (ii) the  Preferred  Return.  The
Preferred  Return is an amount  determined  by  applying  an annual  percentage  rate equal to the 2-year  Treasury constant  maturity  rate to the capital  account  balance of an investor as of the  beginning of each fiscal period within the  applicable  period for which the Incentive  Allocation is to be determined  (an  "Allocation  Period").
The 2-year  Treasury  constant  maturity  rate used for this purpose will be  established  at the beginning of each calendar  year and will be such rate as is reported by the Board of Governors of the Federal  Reserve  System as of
the last business day of the prior calendar year.

                  With  respect to a repurchase  by the Fund as of a date that would not, but for such  repurchase, be the end of an Allocation  Period, the Incentive  Allocation will apply on a proportionate  basis if a portion of an investor's  Interest is repurchased by the Fund. In such case,  the Incentive  Allocation  will be made on a pro rata  portion of any net  profits  allocable  to the  investor  (based on the  percentage  portion of the  Interest repurchased),  and by  attributing  a pro rata  portion of both the  Preferred  Return and any  balance in the Loss
Recovery  Account to the portion of the Interest being  repurchased  (with  appropriate  reduction to the Preferred
Return  and the  remaining  balance of the Loss  Recovery  Account as to the  portion of the  Interest  that is not repurchased).

                  The  Incentive  Allocation  presents  risks that are not  present in funds  without an  incentive allocation.  The  overall  fees,  expenses  and the  Incentive  Allocation  payable  by the  Fund or  borne  by its investors will be higher than the fees and expenses of most other registered  investment  companies,  but generally will be similar to those of many private  investment funds and certain other registered  investment  companies with investment policies similar to those of the Fund.  See "Management of the Fund--Incentive Allocation."

                  INVESTOR  QUALIFICATIONS.  Interests  are being  offered only to investors  that  represent  that they are natural persons or companies  (other than  investment  companies) that have a net worth (or in the case of individuals,  a joint net  worth  with  their  spouse)  of more than  $1,500,000  or that they meet  certain  other qualification  requirements  ("Qualified  Investors").  The minimum initial  investment in the Fund by any investor is $50,000,  and the minimum  additional  investment  in the Fund by any investor is $25,000.  Investors  generally must hold their  Interests  through the  Distributor  or through a broker or dealer that has entered into a selling agreement with the  Distributor.  Interests are being offered only to investors  that are U.S.  persons for Federal income tax purposes and may not be purchased by charitable remainder trusts.  See "Investor Qualifications."

                                               --------------------

                  This  prospectus  concisely  provides the  information  that a prospective  investor  should know about the Fund before  investing.  You are advised to read this  prospectus  carefully  and to retain it for future reference.  Additional  information about the Fund,  including a statement of additional  information ("SAI") dated
January 2, 2002,  has been filed with the  Securities  and Exchange  Commission.  The SAI is available upon request and  without  charge  by  writing  the  Fund  at the  address  above  or by  calling  (800)  858-9826.  The  SAI is incorporated  by reference into this  prospectus in its entirety.  The table of contents of the SAI appears on page
51 of this  prospectus.  The SAI, and other  information  about the Fund,  is also  available on the SEC's  website
(http://www.sec.gov).  The  address  of the  SEC's  Internet  site  is  provided  solely  for  the  information  of prospective investors and is not intended to be an active link.

                  Interests  are not deposits or  obligations  of, or  guaranteed or endorsed by, any bank or other insured  depository  institution,  and are not insured by the Federal Deposit  Insurance  Corporation,  the Federal
Reserve Board or any other government agency.

                  You  should  rely  only  on the  information  contained  in this  prospectus.  The  Fund  has not authorized  anyone to provide you with different  information.  The Fund is not making an offer of Interests in any state or other  jurisdiction  where  the  offer is not  permitted.  You  should  not  assume  that the  information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

9114223.11                                                        v

9114223.11                                                15

9114223.11

..........                                            PROSPECTUS SUMMARY

                  This is only a summary.  The  summary  does not contain  all of the  information  that you should consider  before  investing  in the Fund.  You  should  review  the more  detailed  information  contained  in this prospectus and in the SAI.

The Fund                                                Oppenheimer  Tremont  Market  Neutral Fund, LLC (the "Fund")
                                                        is a newly formed  limited  liability  company.  The Fund is
                                                        registered  as  a  non-diversified,   closed-end  management
                                                        investment  company  under  the  Investment  Company  Act of
                                                        1940,   as   amended   (the   "Investment   Company   Act").
                                                        OppenheimerFunds,  Inc. (the "Adviser") serves as the Fund's
                                                        investment    adviser.    Tremont   Partners,    Inc.   (the
                                                        "Investment Manager"),  an affiliate of the Adviser,  serves as the Fund's investment manager.

                                                        Investors who purchase limited  liability  company interests in  the  Fund  ("Interests")  in  the  offering,  and  other persons who acquire  Interests  and are admitted to the Fund by its Board of Managers (the "Board"),  will become members of the Fund ("Members").
Investment Objective and Principal Strategies           The  Fund's  investment   objective  is  to  seek  long-term
                                                        capital   appreciation   consistent  with   preservation  of
                                                        capital while  attempting to generate  positive returns over various  market  cycles.  The  Fund  seeks to  achieve  this objective by allocating  its assets for  investment  among a select  group  of  alternative  asset  managers  ("Portfolio
                                                        Managers")   employing   a  variety  of   "market   neutral"
                                                        investment    strategies.    Market    neutral    investment
                                                        strategies seek to provide  predictable  investment  returns
                                                        regardless   of  general   stock   market   movements.   The
                                                        Investment  Manager is primarily  responsible  for selecting the Portfolio  Managers and  determining  the portion of the
                                                        Fund's  assets to be  allocated to each  Portfolio  Manager, subject to the  general  supervision  of the Adviser and the
                                                        Board.  The Fund will implement these  allocation  decisions by investing  primarily in private  investment  partnerships
                                                        and  similar   investment   vehicles  that  are  managed  by
                                                        Portfolio Managers ("Portfolio Funds").

                                                        The Fund's  assets will be allocated  primarily to Portfolio
                                                        Managers   that   pursue   "market    neutral"    investment
                                                        strategies.  These  strategies  encompass  a broad  range of investment  programs that  historically have exhibited a low correlation to the general  performance of equity,  debt and other markets.  They include  investment  programs involving the use of hedging and  arbitrage  techniques in the equity,
                                                        fixed  income,   currency  and  commodity   markets.   These
                                                        investment   programs  employ  a  variety  of  sophisticated
                                                        investment  techniques  that  include,  among other  things, short sales of securities,  use of leverage (i.e., borrowing
                                                        money  for  investment   purposes),   and   transactions  in
                                                        derivative  securities and other financial  instruments such as stock  options,  index  options,  futures  contracts  and
                                                        options  on  futures.   Portfolio  Managers'  use  of  these
                                                        techniques  will be an  integral  part of  their  investment programs, and involves significant risks to the Fund.

                                                        The  investment  strategies  of the  Portfolio  Managers may include, among others:
                                                        o        index arbitrage ;
                                                        o        interest rate arbitrage;
                                                        o        merger arbitrage;
                                                        o        convertible bond and warrant hedging;
                                                        o        statistical long/short equity strategies; and
                                                        o        pairs trading.

                                                        These strategies are described under "Investment  Objectives and Principal Strategies - The Fund's Investment Program."

                                                        Portfolio   Managers  will  generally  invest  primarily  in
                                                        marketable  securities,  although certain Portfolio Managers may also invest in  privately  placed  securities  and other investments  that are  illiquid.  Interests in the Portfolio
                                                        Funds will not  themselves be marketable  and will only have limited  liquidity.  Portfolio Managers may invest and trade in a wide range of instruments and markets,  including,  but
                                                        not  limited  to,   domestic   and  foreign   equities   and
                                                        equity-related instruments,  currencies,  financial futures,
                                                        and  fixed  income  and  other   debt-related   instruments.
                                                        Portfolio  Managers  are  generally  not  limited  as to the
                                                        markets   (either  by  location  or  type,   such  as  large
                                                        capitalization,  small  capitalization or non-U.S.  markets)
                                                        in which they may invest or the investment  discipline  that they may  employ  (such as value or growth or  bottom-up  or top-down analysis).

                                                        Portfolio  Funds in which the Fund will  invest may  include private  investment  limited  partnerships,  joint ventures, other  investment  companies and similar entities managed by
                                                        Portfolio  Managers.  In addition,  the Fund may on occasion retain one or more  Portfolio  Managers to manage and invest
                                                        designated   portions  of  the  Fund's  assets   (either  as
                                                        separately   managed   accounts  or  by  creating   separate
                                                        investment  vehicles in which a Portfolio Manager will serve as general  partner of the  vehicle and the Fund will be the sole limited  partner).  (Any  arrangement in which the Fund
                                                        retains  a  Portfolio   Manager  to  manage  an  account  or
                                                        investment  vehicle  for  the  Fund  is  referred  to  as  a
                                                        "Portfolio Account.")

                                                        The  Investment  Manager will select  Portfolio  Managers on the basis of various criteria,  generally  including,  among other things:  the Portfolio  Manager's  performance  during various  time  periods  and  market  cycles;  the  Portfolio
                                                        Manager's   reputation,   experience   and   training;   its
                                                        articulation   of,  and   adherence   to,   its   investment
                                                        philosophy;  the  presence and deemed  effectiveness  of its risk management  discipline;  results of on-site  interviews of the  management  team;  the quality and  stability of the
                                                        Portfolio  Manager's  organization,  including  internal and
                                                        external   professional   staff;   and  the   existence   of
                                                        substantial   investments   in   the   Portfolio   Manager's
                                                        investment   program  by  key  personnel  of  the  Portfolio
                                                        Manager.  Based  on its  analysis  of  these  criteria,  the
                                                        Investment  Manager will  allocate  the Fund's  assets among available Portfolio Managers that have demonstrated  records
                                                        of  superior  investment   performance  in  pursuing  market
                                                        neutral  investment  strategies,  consistent with the Fund's goal of long-term  capital  appreciation,  while focusing on the risk  characteristics of those strategies and the Fund's overall risk exposure.  The Investment  Manager will seek to construct  an  investment  portfolio  for the  Fund in which there is expected to be a low overall  degree of correlation of the investment  performance of Portfolio  Managers across investment  styles and little or no correlation  between the overall  performance of the Fund's portfolio and the general performance of equity and other markets.

                                                        The  Investment   Manager  will   regularly   evaluate  each
                                                        Portfolio   Manager  to  determine  whether  its  investment
                                                        program is consistent with the Fund's  investment  objective and  whether its  investment  performance  is  satisfactory.
                                                        Based on these  evaluations,  the  Investment  Manager  will allocate and  reallocate  the Fund's assets among  Portfolio
                                                        Managers and may  terminate or add Portfolio  Managers.  The termination  of  Portfolio  Managers  and  the  addition  of
                                                        Portfolio  Managers  that do not manage  Portfolio  Accounts will not require the approval of Members.

                                                        See "Investment Objective and Principal Strategies."

                                                        An investment in the Fund involves  substantial risks and no assurance  can be  given  that  the Fund  will  achieve  its investment objective.
The Investment Adviser                                  The Fund's investment adviser,  OppenheimerFunds,  Inc., has operated as an investment  adviser  since January 1960.  The
                                                        Adviser (including its subsidiaries)  managed more than $120 billion  of assets as of  December  31,  2001.  Its  clients include  the  Oppenheimer  mutual  funds  with  more  than 5 million shareholder accounts.

                                                        Pursuant to an investment  advisory  agreement with the Fund
                                                        (the "Advisory  Agreement"),  the Adviser is responsible for
                                                        developing,   implementing   and   supervising   the  Fund's
                                                        investment  program.  The Adviser is authorized,  subject to the approval of the Board and Members,  to retain one of its affiliates to provide any or all of the investment  advisory services  required  to be  provided to the Fund or to assist the Adviser in providing  these  services.  See  "Management of the Fund--General."

                                                        In  consideration of services  provided by the Adviser,  the
                                                        Fund will pay the  Adviser a  monthly  fee (the  "Management
                                                        Fee")  computed at the annual rate of 1.00% of the aggregate value of  outstanding  Interests  determined  as of the last day of the month  (before any  repurchases  of  Interests or
                                                        Incentive  Allocations).  See  "Management  of the Fund." In
                                                        addition,  the  Adviser  (or an  affiliated  company  of the
                                                        Adviser  that it  designates)  is entitled to be the special advisory member of the Fund (the "Special  Advisory Member")
                                                        and  to  receive  in  such   capacity  a   performance-based
                                                        incentive  allocation  that is determined as a percentage of the net  profits in excess of a preferred  return  otherwise allocable to each Member and allocated to a capital  account
                                                        in  the  Fund  maintained   solely  for  this  purpose  (the
                                                        "Special   Advisory   Account").   See  "Management  of  the
                                                        Fund--Incentive Allocation."
The Investment Manager                                  The  Investment  Manager,  an affiliate of the Adviser,  has been  retained  by  the  Adviser  to  serve  as  the  Fund's
                                                        investment   manager  and  is   responsible   for  providing
                                                        day-to-day  investment  management  services  to  the  Fund, subject to the  supervision of the Adviser.  Since 1984, the
                                                        Investment   Manager  and  its   affiliates   have  provided
                                                        alternative  investment  solutions to a diverse client base,
                                                        including  financial   institutions,   mutual  funds,  other
                                                        investment  companies and high net worth individuals.  These
                                                        services   include   tracking  and  evaluating   over  2,000
                                                        domestic  and  offshore  investment  funds.  The  Investment
                                                        Manager  and  its  affiliates   were   responsible  for  the
                                                        allocation  of  over  $8  billion  of  client  assets  among alternative  investment  strategies,  as  of  September  30,
                                                        2001.  The  Adviser  will  pay  the  Investment   Manager  a
                                                        monthly  fee equal to 50% of the  amount  of the  Management
                                                        Fee  earned  by  the  Adviser   pursuant  to  the   Advisory
                                                        Agreement.  See "Management  of the Fund." In addition,  the
                                                        Adviser  has  designated  the  Investment   Manager  as  the
                                                        Special   Advisory   Member  entitled  to  receive  in  such
                                                        capacity a  performance-based  incentive  allocation that is determined  as a percentage  of the net profits in excess of a preferred return otherwise  allocable to each Member.  The
                                                        Investment  Manager's  retention  as the  Fund's  investment manager was  approved by the Board and was also  approved by the Adviser as the Fund's sole initial Member.
Incentive Allocation                                    The Adviser (or an  affiliated  company of the Adviser  that it  designates)  is entitled to receive a  performance-based allocation  equal  to 5% of the  net  profits,  if  any,  in excess of the  "Preferred  Return"  (described  below)  that otherwise  would have been  credited to the capital  account of each Member (the "Incentive  Allocation").  The Incentive
                                                        Allocation  will  be  debited  from  each  Member's  capital account and credited to the Special  Advisory  Account,  and generally  will be made as of the end of each  calendar year
                                                        (commencing  December 31, 2002),  and upon the repurchase of the  Member's  Interest  (or any portion  thereof).  It will apply only to net  profits  for the  applicable  period that exceed both:  (i) the  Preferred Return for the period;  and
                                                        (ii) any  balance in a "Loss  Recovery  Account"  (described below) established for the Member.

                                                        The Preferred Return is an amount  determined by applying an
                                                        annual   percentage   rate  equal  to  the  2-year  Treasury
                                                        constant  maturity rate to the capital  account balance of a
                                                        Member as of the  beginning of each fiscal period within the applicable the period for which the Incentive  Allocation is to  be  determined  (an  "Allocation  Period").  The  2-year
                                                        Treasury  constant  maturity rate used for this purpose will be  established  at the  beginning of each calendar year and will be such rate as is reported  by the Board of  Governors of the Federal  Reserve  System as of the last  business day of the prior calendar year.

                                                        The Incentive  Allocation  will be made only with respect to net  profits  allocable  to a Member that exceed any balance in the Member's  Loss  Recovery  Account.  The Loss Recovery
                                                        Account is a memorandum  account with respect to each Member that has an  initial  balance  of zero.  As of the first day after the close of each  Allocation  Period,  the balance of the  account  is  adjusted  in the  manner  provided  by the
                                                        Fund's  Limited   Liability   Company  Agreement  (the  "LLC
                                                        Agreement")  to  increase  the balance to reflect net losses allocated  to the Member and to decrease  the  balance  (but not below zero) to reflect any net profits  allocated to the
                                                        Member.  The Loss Recovery  Account  operates to assure that a Member is not subject to the  Incentive  Allocation on net profits except to the extent they exceed prior net losses.

                                                        With respect to a  repurchase  by the Fund as of a date that would  not,  but  for  such  repurchase,  be  the  end of an
                                                        Allocation Period, the Incentive  Allocation will apply on a proportionate  basis if a portion of a Member's  Interest is repurchased  by  the  Fund.  In  such  case,  the  Incentive
                                                        Allocation  will be made on a pro  rata  portion  of any net profits  allocable  to the Member  (based on the  percentage portion of the Interest  repurchased),  and by attributing a pro rata portion of the Preferred  Return and any balance in the Loss  Recovery  Account to the  portion of the  Interest
                                                        being  repurchased   (with  appropriate   reduction  to  the
                                                        Preferred  Return  and the  remaining  balance  of the  Loss
                                                        Recovery  Account as to the portion of the Interest  that is not  repurchased).  See  "Management  of the  Fund--Incentive
                                                        Allocation."

                                                        The Adviser has  designated  the  Investment  Manager as the
                                                        Special  Advisory Member of the Fund entitled to receive the
                                                        Incentive Allocation.  See "Management of the Fund--General."
Administration Fee                                      Pursuant  to an  Administration  Agreement  between the Fund and the  Adviser,  the Fund  will pay the  Adviser a monthly fee  computed at the annual  rate of 0.25% of the  aggregate value of  outstanding  Interests  determined  as of the last day of the month  (before any  repurchases  of  Interests or
                                                        Incentive   Allocations)   in   consideration   for  certain
                                                        administrative   services   provided  to  the  Fund  by  the
                                                        Adviser.   See   "Management   of  the   Fund--Administrative
                                                        Services."
Investor Servicing Fee                                  The  Fund  will pay a fee to  OppenheimerFunds  Distributor,
                                                        Inc. (the  "Distributor")  to reimburse it for payments made to broker-dealers  and certain financial  advisers that have agreed to provide  ongoing  investor  services  and  account maintenance  services  to  investors  in the  Fund  that are their customers  ("Investor  Service  Providers").  This fee will be  paid  quarterly  and  will  be in an  amount,  with respect to each  Investor  Service  Provider,  not to exceed the  lesser of:  (i) 0.50% (on an  annualized  basis) of the aggregate  value of outstanding  Interests held by investors that receive  services from the Investor  Service  Provider, determined  as of  the  last  day of  the  calendar  quarter
                                                        (before  any  repurchases  of  Interests  or  the  Incentive
                                                        Allocation);  or (ii) the  Distributor's  actual payments to the  Investor  Service  Provider.  See  "Management  of  the
                                                        Fund--Investor Servicing Arrangements."
Borrowing                                               The  Fund is  authorized  to  borrow  money  for  investment
                                                        purposes,   to  meet   repurchase   requests  and  for  cash
                                                        management  purposes.  Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts,  will be subject to a 300% asset  coverage  requirement  under the Investment
                                                        Company Act.  Borrowings by Portfolio  Funds are not subject
                                                        to  this  requirement.   Any  borrowings  by  the  Fund  for
                                                        investment  purposes (a practice know as "leverage") will be made  solely for  Portfolio  Accounts  and  involve  certain
                                                        risks.   See  "Risk  Factors  -  Leverage;   Borrowing"  and
                                                        "Investment  Objective and Principal Strategies - Borrowing;
                                                        Use of Leverage."
Investor Qualifications                                 Interests   are  being   offered  only  to  investors   that
                                                        represent  that they are  individuals  or  companies  (other than investment  companies) that have a net worth (or in the case of  individuals,  a joint net worth with their  spouse)
                                                        of more than  $1,500,000  or that they  meet  certain  other
                                                        qualification   requirements  ("Qualified  Investors").   In
                                                        addition,  Interests  are being  offered  only to  investors that are U.S.  persons for Federal  income tax  purposes and may not be purchased by charitable remainder trusts.

                                                        Before an investor may invest in the Fund,  the  Distributor or  the  investor's  sales  representative  will  require  a certification  from  the  investor  that  it is a  Qualified
                                                        Investor and that it will not  transfer its Interest  except
                                                        in  the  limited  circumstances   permitted  under  the  LLC
                                                        Agreement.  (The form of  investor  certification  that each investor  will be asked to sign is  contained  in Appendix A of this  prospectus.) If an investor's  certification is not received on or before the date  Interests  are to be issued, the  investor's  order will not be accepted.  See  "Investor
                                                        Qualifications."
Investor Suitability                                    An investment in the Fund involves substantial risks.

                                                        It is possible  that an investor may lose some or all of its
                                                        investment.   Before  making  an  investment  decision,   an
                                                        investor   should  (i)  consider  the  suitability  of  this
                                                        investment  with respect to its  investment  objectives  and personal  situation  and (ii)  consider  factors such as its
                                                        personal  net  worth,   income,   age,  risk  tolerance  and
                                                        liquidity needs.
The Offering                                            The Fund is offering  $50,000,000  in Interests  through the
                                                        Distributor,  and  through  brokers  and  dealers  that have entered into selling  agreements with the  Distributor.  See
                                                        "Distribution  Arrangements."  The  Distributor  may  accept orders  for any  lesser  amount.  It is  expected  that  the initial  offering  of  Interests  will  close on  January 2,
                                                        2002.  Subsequent to the initial  offering,  Interests  will be offered  and may be  purchased  on a monthly  basis or at such other times as may be determined by the Board.

                                                        The minimum  initial  investment  in the Fund by an investor
                                                        is  $50,000   (including   the   applicable   sales   load).
                                                        Subsequent  investments must be at least $25,000  (including
                                                        the  applicable  sales  load).   Investments  of  less  than
                                                        $500,000   are   subject   to  a  sales  load  of  2.5%  and
                                                        investments  of  $500,000 or more will be subject to a sales load of 1.5%,  in each case  computed as a percentage of the
                                                        public  offering  price.   Under  a  right  of  accumulation
                                                        offered  by  the  Fund,   the  amount  of  each   additional
                                                        investment in the Fund by a Member will be  aggregated  with the amount of the Member's initial  investment and any other additional  investments  by the  Member in  determining  the applicable  sales  load.  The  right  of  accumulation  also applies to investments  in the Fund by an investor's  spouse and investments for certain related  accounts.  In addition,
                                                        no  sales  load  will  be   charged  to  certain   types  of
                                                        investors.  To be  eligible to receive a waiver of the sales load,  an  investor  must  advise  the  Distributor  or  the selling  broker or dealer  when  making an  investment.  See
                                                        "Distribution Arrangements."

                                                        The  full  amount  of the  sales  load is  reallowed  by the
                                                        Distributor  to selling  brokers and  dealers.  In addition, the  Distributor (or one of its affiliates) may pay from its
                                                        own  resources   additional   compensation  to  brokers  and
                                                        dealers of up to 1% of the value of  Interests  sold by such brokers and dealers.
Distribution Policy                                     The  Fund  has  no  present  intention  of  making  periodic distributions  of its  net  income  or  gains,  if  any,  to
                                                        Members.  The  amount  and times of  distributions,  if any, will be  determined  in the sole  discretion  of the  Board.
                                                        Whether  or not  distributions  are  made,  Members  will be required  each  year to pay  applicable  Federal  and  state income taxes.

Unlisted Closed-End Structure;                          The  Fund is a  closed-end  management  investment  company.
   Limited Liquidity and                                Closed-end funds differ from open-end management  investment
   Transfer Restrictions                                companies   (commonly   known  as  mutual   funds)  in  that
                                                        investors in a  closed-end  fund,  such as the Fund,  do not have the right to redeem  their  shares  or  interests  on a daily basis.

                                                        In addition,  there is no public  market for  Interests  and none is expected to develop.  With very limited  exceptions,
                                                        Interests  are  not  transferable,  and  liquidity  will  be provided  only through  repurchase  offers made from time to time  by  the  Fund,  as  described  below.  If an  investor attempts to transfer  its  Interest in  violation of the LLC
                                                        Agreement,  the transfer  will not be permitted  and will be void. An  investment in the Fund is therefore  suitable only for  investors  who can bear the risks  associated  with the limited  liquidity  of  Interests  and should be viewed as a long-term investment.
                                                        Interests   generally   may  be  held   only   through   the
                                                        Distributor  or a broker or dealer that has  entered  into a selling agreement with the Distributor.
Repurchases of Interests                                No Member  will have the right to require the Fund to redeem the  Member's  Interest.  The  Fund  from  time to time  may
                                                        offer  to  repurchase   outstanding  Interests  pursuant  to
                                                        written tenders by Members.  Repurchase  offers will be made at such times and on such terms as may be  determined by the
                                                        Board in its sole  discretion,  and generally will be offers to  repurchase  a  specified  dollar  amount of  outstanding
                                                        Interests.  The Adviser  expects  that it will  recommend to the Board that the Fund offer to repurchase  Interests as of
                                                        December 31, 2002,  and  thereafter,  twice each year, as of the last business day of March and  September.  A redemption fee equal to 1.00% of the value of an  Interest  (or portion of an  Interest)  repurchased  by the Fund will apply if the date as of which the  Interest is to be valued for  purposes of repurchase is less than one year  following the date of a
                                                        Member's  initial  investment  in the Fund.  If  applicable, the  redemption  fee will be deducted  before payment of the proceeds of a repurchase.  The LLC  Agreement  provides that the Fund will be  dissolved  if the  Interest  of any Member that has submitted a written  request for  repurchase of its
                                                        Interest,   in   accordance   with  the  terms  of  the  LLC
                                                        Agreement,  has not been  repurchased  by the Fund  within a period of two years after the Member's request.

                                                        If a  repurchase  offer is  oversubscribed  by  Members  who tender  Interests,  the Fund will repurchase only a pro rata
                                                        portion  of  the  Interest   tendered  by  each  Member.  In
                                                        addition,  a  Member  who  tenders  for  repurchase  only  a portion  of an  Interest  will be  required  to  maintain  a minimum  capital  account  balance  of  $50,000,  net of the amount of the  Incentive  Allocation,  if any, that is to be debited  from the  capital  account  of the Member as of the date that the Fund  values  Interests  for  repurchase.  The
                                                        Fund  maintains  the  right  to  reduce  the  portion  of an
                                                        Interest  to be  repurchased  from  a  Member  so  that  the required minimum capital account balance is maintained.

                                                        The Fund may redeem  all or part of an  Interest  if,  among other reasons,  the Adviser  determines  that it would be in the best  interests of the Fund to do so. The Fund  reserves the right to  reduce  that  portion  of the  Interest  to be purchased  from a Member to maintain  the  Member's  capital account  balance at $50,000 if a Member tenders a portion of an Interest and the  repurchase  of that portion would cause the  Member's  capital  account  balance  to fall below this
                                                        required   minimum.   See   "Repurchases  of  Interests  and
                                                        Transfers--No  Right of Redemption"  and  "--Repurchases  of
                                                        Interests."
Taxation
                                                        Special  Fund  Counsel has rendered an opinion that the Fund will be treated as a partnership  and not as an  association taxable as a  corporation  for Federal  income tax purposes.
                                                        Special  Fund Counsel has also  rendered  its opinion  that,
                                                        under  a  "facts  and  circumstances"   test  set  forth  in
                                                        regulations  adopted by the U.S.  Treasury  Department,  the
                                                        Fund will not be treated as a "publicly traded  partnership"
                                                        taxable as a corporation.  Accordingly,  the Fund should not be subject to Federal  income  tax,  and each Member will be required  to  report  on its  own  annual  tax  return  such
                                                        Member's  distributive share of the Fund's taxable income or loss.

                                                        If it were  determined that the Fund should be treated as an association or a publicly  traded  partnership  taxable as a corporation  (as a result of a  successful  challenge to the opinions rendered by counsel to the Fund or otherwise),  the taxable  income of the Fund would be  subject  to  corporate income tax and any  distributions  of profits  from the Fund would be treated as dividends.  See "Taxes."
ERISA Plans And Other                                   Because  the  Fund and  Portfolio  Funds  may use  leverage,
   Tax-Exempt Entities                                  investors   subject  to  the  Employee   Retirement   Income
                                                        Security  Act  of  1974   ("ERISA")  and  other   tax-exempt
                                                        investors  may incur income tax  liability to the extent the
                                                        Fund's  transactions are treated as giving rise to unrelated business  taxable  income.  The  Fund  is not  designed  for investment by charitable  remainder  trusts and,  therefore, such trusts may not purchase Interests.  See "Taxes."
Risks and Special Considerations                        An  investment in the Fund  involves  substantial  risks and special considerations, including the following:
                                                        o        Investing  in the  Fund  can  result  in a loss  of
                                                                 capital invested.
                                                        o        Various risks are  associated  with the  securities
                                                                 and other  instruments in which Portfolio  Managers
                                                                 may   invest   and   the   specialized   investment
                                                                 techniques they may use.
                                                        o        The Fund is, and  certain  Portfolio  Funds may be,
                                                                 newly formed and have no operating histories.
                                                        o        Interests are subject to  substantial  restrictions
                                                                 on transfer and have limited liquidity.
                                                        o        The Fund is a  non-diversified  fund and invests in
                                                                 Portfolio  Funds  that  may  not  have  diversified
                                                                 investment  portfolios  and  may,  in  some  cases,
                                                                 concentrate  their investments in a single industry
                                                                 or group of related industries.
                                                        o        Portfolio    Managers    will   charge   the   Fund
                                                                 asset-based   fees  and  typically   will  also  be
                                                                 entitled      to     receive      performance-based
                                                                 allocations.  These  are in  addition  to the  fees
                                                                 and Incentive Allocation imposed by the Fund.
                                                        o        Performance-based     allocations     may    create
                                                                 incentives   for  the   Investment   Manager  or  a
                                                                 Portfolio Manager to make risky investments.
                                                        o        The Adviser,  the Investment  Manager and Portfolio
                                                                 Managers  have  conflicts  of  interest.  Portfolio
                                                                 Managers  may,  in  pursuing  independently  of one
                                                                 another  their  respective  investment  objectives,
                                                                 effect offsetting transactions,  which could result
                                                                 in the Fund  bearing  transactional  costs  without
                                                                 obtaining any benefit.
                                                        o        Portfolio  Funds  generally  will not be registered
                                                                 as  investment   companies   under  the  Investment
                                                                 Company Act.
                                                        o        The Investment  Manager may have little or no means
                                                                 of independently  verifying information provided by
                                                                 Portfolio Managers.
                                                        o        Investors    will   bear   fees,    expenses    and
                                                                 performance-based  allocations  at the  Fund  level
                                                                 and  also  at  the  Portfolio   Fund  or  Portfolio
                                                                 Account level.
                                                        o        The  Fund  may  be  subject  to   performance-based
                                                                 allocations  by  Portfolio  Managers  even  if  the
                                                                 Fund's overall returns are negative.
                                                        o        The  Fund  may make  additional  investments  in or
                                                                 effect  withdrawals  from  Portfolio  Funds only at
                                                                 certain times.
                                                        o        The Fund may receive  securities  that are illiquid
                                                                 or   difficult   to   value  in   connection   with
                                                                 withdrawals and distributions from Portfolio Funds.
                                                        o        Delays in  Portfolio  Manager  reporting  may delay
                                                                 reports  to  Members  and  require  Members to seek
                                                                 extensions  of  the  deadline  to  file  their  tax
                                                                 returns.
                                                        o        The fees and performance-based  allocations payable
                                                                 by the Fund and  Members  are higher  than those of
                                                                 most other registered investment companies.

                                                        In view  of the  risks  noted  above,  the  Fund  should  be considered a speculative  investment  and  investors  should invest in the Fund only if they can sustain a complete  loss of their investment.

                                                        No guarantee or  representation  is made that the investment program  of  the  Fund  or any  Portfolio  Manager  will  be successful,  that the various  Portfolio  Managers  selected will produce  positive returns or that the Fund will achieve its investment objective.
                                                        See "Risk Factors."

9114223.11                                                       51

                                                  SUMMARY OF FUND EXPENSES

                  The  following  table  illustrates  the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price).................................2.50%  (1)
     Redemption Fee (as percentage of value of Interest repurchased)........................1.00%
        (applies to repurchases less than one year after date of initial investment)

Annual Expenses (as a percentage of net assets attributable to
     Interests)
     Management Fee.........................................................................1.00%
     Administration Fee.....................................................................0.25%
     Investor Servicing Fee.................................................................0.50%
     Other expenses.........................................................................0.40% (2)
     Total annual expenses
        (excluding Incentive Allocation)....................................................2.15%

     Incentive Allocation...................................................................5.00% (3)
        (as percentage of net profits in excess of Preferred Return)

     (1)      Investments  of less than  $500,000 are subject to a sales load of 2.5% and  investments  of $500,000 or more  will be  subject  to a sales  load of  1.5%,  in each  case as a  percentage  of the  public offering  price.  Under a right of  accumulation  offered by the Fund, the amount of each  additional investment  in the Fund by a Member  will be  aggregated  with the  amount  of the  Member's  initial investment and any other  additional  investments by the Member in determining  the applicable  sales
              load.   No  sales  load  will  be  charged  to  certain  types  of   investors.   See   "Distribution
              Arrangements."

     (2)      Does not  include  ongoing  offering  costs  (which  are not  expected  to  exceed  1% of net  assets annually)  which will be charged to capital as incurred  and borne by Members pro rata in  accordance with their respective capital account balances.

     (3)      The  Adviser  (or an  affiliate  of the  Adviser  that  it  designates)  is  entitled  to  receive  a performance-based  allocation  equal to 5% of the net  profits,  if any, in excess of the  "Preferred
              Return"  that  otherwise  would  have been  credited  to the  capital  account  of each  Member  (the
              "Incentive  Allocation").  The  Preferred  Return  is an  amount  determined  by  applying  an annual percentage  rate equal to the 2-year Treasury  constant  maturity rate to the capital account balance of a Member as of the  beginning of each fiscal  period  within the  applicable  the period for which the Incentive  Allocation is to be  determined.  The Incentive  Allocation  will be debited from each
              Member's  capital account and credited to a capital account  maintained  solely for this purpose (the
              "Special  Advisory  Account"),  and  generally  will be made  as of the  end of  each  calendar  year
              (commencing  December 31,  2002),  and upon the  repurchase  of the  Member's  Interest (or a portion thereof).  The  Incentive  Allocation  will be made only with  respect to net profits  allocable to a
              Member that  exceed any  balance in the  Member's  Loss  Recovery  Account.  See  "Management  of the
              Fund--Incentive Allocation."

                  The purpose of the table above is to assist  prospective  investors in understanding  the various costs and expenses  investors in the Fund will bear directly or indirectly.  "Other  expenses," as shown above,  is an estimate,  assuming Fund net assets of $150 million.  For a more complete  description  of the various costs and expenses of the Fund, see "Management of the Fund."

                                                        Example 1
                                                        ---------

                                            1 Year      3 Years       5 Years      10 Years
                                            ------      --------      -------      --------
An investor would pay the following
expenses on a $1,000 investment
(including the Incentive Allocation),
assuming a 5% annual return that
exceeds an assumed Preferred Return of        $46          $91         $138          $267
3% in each period:

                                                        Example 2
                                                        ---------

                                            1 Year      3 Years       5 Years      10 Years
                                            ------      --------      -------      --------
An investor would pay the following
expenses on a $50,000 investment
(including the Incentive Allocation),
assuming a 5% annual return that
exceeds an assumed Preferred Return of      $2,313       $4,531       $6,877       $13,353
3% in each period:

                  The  Examples  are  based on the fees and  expenses  set forth  above,  including  the  Incentive
Allocation,  and should not be considered a representation  of future  expenses.  Actual expenses may be greater or less than those  shown,  and the Fund's  actual  rate of return  may be  greater or less than the  hypothetical  5%
return assumed in the Examples.  If the actual rate of return  exceeds 5%, or if the difference  between the Fund's actual rate of return and  Preferred  Return is greater  than the  difference  assumed in the Examples  above,  the dollar  amounts of expenses  (which for purposes of the Examples are assumed to include the  Incentive  Allocation)
could be significantly higher because of the Incentive Allocation.

                                                                 RISK FACTORS

                  An investment in the Fund involves  substantial risks,  including the risk that the entire amount invested  may be lost.  The Fund  allocates  its assets to Portfolio  Managers and invests in Portfolio  Funds that invest in and  actively  trade  securities  and other  financial  instruments  using a variety  of  strategies  and investment  techniques  that may involve  significant  risks.  Various risks are also associated with an investment in the Fund,  including risks relating to the  multi-manager  structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

                  Prospective   investors  should  consider  the  following  factors  in  determining   whether  an
investment  in the Fund is a suitable  investment.  However,  the risks  enumerated  below  should not be viewed as encompassing  all of the risks  associated with an investment in the Fund.  Prospective  investors should read this entire  prospectus  and the statement of additional  information of the Fund (the "SAI") and consult with their own advisers before deciding  whether to invest.  In addition,  as the Fund's  investment  program develops and changes over time (subject to limitations  established by the Fund's investment  policies and restrictions),  an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

                  General  Economic  and Market  Conditions.  The success of the Fund's  investment  program may be affected by general  economic and market  conditions,  such as interest rates,  availability  of credit,  inflation rates,  economic  uncertainty,  changes in laws,  and national and  international  political  circumstances.  These factors  may affect  the level and  volatility  of  securities  prices and the  liquidity  of  investments  held by
Portfolio  Funds  and  Portfolio   Accounts.   Unexpected   volatility  or  illiquidity  could  impair  the  Fund's
profitability or result in losses.

                  Highly  Volatile  Markets.  The prices of commodities  contracts and all derivative  instruments, including  futures and options,  can be highly volatile.  Price movements of forward,  futures and other derivative contracts  in which a Portfolio  Fund's or Portfolio  Account's  assets may be invested  are  influenced  by, among other things,  interest  rates,  changing supply and demand  relationships,  trade,  fiscal,  monetary and exchange control  programs and policies of  governments,  and national and  international  political and economic events and policies.  In addition,  governments from time to time intervene,  directly and by regulation,  in certain markets, particularly  those  in  currencies,  financial  instruments,  futures  and  options.  Such  intervention  often is intended  directly to influence  prices and may,  together  with other  factors,  cause all of such markets to move rapidly in the same  direction  because of, among other things,  interest rate  fluctuations.  Portfolio  Funds and
Portfolio  Accounts are also subject to the risk of the failure of any exchanges on which their  positions trade or of the clearinghouses for those exchanges.

                  Risks of Securities  Activities.  All  securities  investing and trading  activities  involve the risk of loss of capital.  While the  Investment  Manager  will  attempt to moderate  these  risks,  there can be no assurance that the Fund's  investment  activities  will be successful or that Members will not suffer  losses.  The following  discussion sets forth some of the more significant risks associated with the Portfolio  Managers' styles of investing:

                  Equity  Securities.  Portfolio  Managers'  investment  portfolios  may  include  long  and  short positions in common stocks,  preferred stocks and convertible  securities of U.S. and non-U.S.  issuers.  Portfolio
Managers also may invest in depository  receipts relating to non-U.S.  securities.  Equity securities  fluctuate in value,  often based on factors  unrelated to the value of the issuer of the securities,  and such  fluctuations can be pronounced.

                  Fixed-Income  Securities.  The value of  fixed-income  securities  in which  Portfolio  Funds and
Portfolio  Accounts invest will change in response to  fluctuations  in interest  rates. In addition,  the value of certain  fixed-income  securities  can  fluctuate  in  response  to  perceptions  of credit  worthiness,  political
stability  or  soundness  of  economic   policies.   Valuations  of  other   fixed-income   instruments,   such  as
mortgage-backed  securities,  may  fluctuate  in response to changes in the  economic  environment  that may affect future cash flows.

                  Non-U.S.  Investments.  It is expected that  Portfolio  Funds and Portfolio  Accounts will invest in securities of non-U.S.  companies and countries.  Investing in these securities involves certain  considerations not usually associated with investing in securities of U.S. companies or the U.S.  government,  including political and economic  considerations,  such as greater risks of expropriation and nationalization,  confiscatory  taxation, the potential  difficulty of repatriating  funds,  general social,  political and economic  instability and adverse diplomatic  developments;  the  possibility  of imposition of  withholding  or other taxes on dividends,  interest, capital gain or other  income;  the small size of the  securities  markets in such  countries and the low volume of trading,  resulting in potential lack of liquidity and in price  volatility;  fluctuations  in the rate of exchange between  currencies  and costs  associated  with  currency  conversion;  and certain  government  policies that may restrict  a  Portfolio  Manager's  investment  opportunities.  In  addition,  accounting  and  financial  reporting standards  that  prevail  in foreign  countries  generally  are not  equivalent  to United  States  standards  and, consequently,  less information is available to investors in companies  located in such countries than is available to investors in companies  located in the United  States.  Moreover,  an issuer of securities may be domiciled in a country other than the country in whose  currency the  instrument is  denominated.  The values and relative  yields of  investments in the securities  markets of different  countries,  and their  associated  risks,  are expected to change  independently  of each  other.  There is also less  regulation,  generally,  of the  securities  markets in foreign  countries  than  there is in the United  States.  In  addition,  unfavorable  changes in foreign  currency exchange  rate may adversely  affect the U.S.  dollar values of  securities  denominated  in foreign  currencies or traded in non-U.S.  markets.  Portfolio  Managers  may, but are  generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

                  Securities of issuers in emerging and  developing  markets  present risks not found in securities of issuers  in more  mature  markets.  Securities  of  issuers  in  emerging  and  developing  markets  may be more difficult to sell at acceptable  prices and their prices may be more  volatile  than  securities of issuers in more developed  markets.  Settlements of securities trades in emerging and developing  markets may be subject to greater delays than in other  markets so that the Fund might not  receive the  proceeds of a sale of a security on a timely basis.  Emerging  markets  generally have less developed  trading  markets and exchanges,  and legal and accounting systems.  Investments in issuers in emerging and  developing  markets may be subject to greater risks of government restrictions  with respect to  withdrawing  the proceeds  from sales of such  investments.  Economies of developing countries may be more  dependent on relatively  few  industries  that may be highly  vulnerable to local and global changes.  Governments  of developing  countries may be more unstable and present  greater risks of  nationalization or restrictions on foreign ownership of stocks of local companies.

                  Illiquid   Portfolio   Investments.   Portfolio  Funds  and  Portfolio  Accounts  may  invest  in securities that are subject to legal or other  restrictions  on transfer or for which no liquid market exists.  The market prices,  if any, for such securities  tend to be volatile and a Portfolio Fund or Portfolio  Account may not be able to sell them when it desires to do so or to realize  what it  perceives to be their fair value in the event of a sale.  The sale of  restricted  and  illiquid  securities  often  requires  more  time and  results  in higher brokerage  charges or dealer  discounts  and other selling  expenses than does the sale of securities  eligible for trading on national securities  exchanges or in the  over-the-counter  markets.  Restricted  securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

                  The Portfolio  Managers may utilize a variety of special  investment  instruments  and techniques to hedge the  portfolios of the Portfolio  Funds against  various risks (such as changes in interest rates or other factors  that  affect  security  values) or for  non-hedging  purposes to pursue a  Portfolio  Fund's or  Portfolio
Account's  investment  objective.  These strategies may be executed  through  derivative  transactions.  Certain of the special  investment  instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

                  Derivatives.  Derivatives  are securities and other  instruments  the value or return of which is based on the  performance of an underlying  asset,  index,  interest rate or other  investment.  Derivatives may be volatile and involve  various risks,  depending upon the derivative and its function in a portfolio.  Special risks may apply to instruments  that are invested in by Portfolio  Funds or Portfolio  Accounts in the future that cannot be determined at this time or until such  instruments  are developed or invested in by Portfolio Funds or Portfolio
Accounts.  Certain  swaps,  options  and other  derivative  instruments  may be subject to various  types of risks, including market risk,  liquidity risk, the risk of non-performance  by the counterparty,  including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

                  Call and Put  Options.  There are risks  associated  with the sale and  purchase  of call and put options.  The seller  (writer) of a call option which is covered (e.g.,  the writer holds the underlying  security)
assumes  the risk of a decline in the market  price of the  underlying  security  below the  purchase  price of the underlying  security less the premium  received,  and gives up the opportunity for gain on the underlying  security above  the  exercise  price  of the  option.  The  seller  of an  uncovered  call  option  assumes  the  risk  of a theoretically  unlimited  increase in the market price of the  underlying  security above the exercise price of the option.  The  securities  necessary  to satisfy the  exercise of the call option may be  unavailable  for  purchase except at much higher  prices.  Purchasing  securities  to satisfy the exercise of the call option can itself cause the price of the securities to rise further,  sometimes by a significant  amount,  thereby  exacerbating  the loss.
The buyer of a call option  assumes the risk of losing its entire premium  invested in the call option.  The seller
(writer)  of a put option  which is covered  (e.g.,  the writer has a short  position in the  underlying  security)
assumes  the risk of an  increase  in the  market  price of the  underlying  security  above  the  sales  price (in establishing  the  short  position)  of the  underlying  security  plus  the  premium  received,  and  gives up the opportunity  for gain on the  underlying  security  below  the  exercise  price of the  option.  The  seller  of an uncovered  put option  assumes  the risk of a decline  in the market  price of the  underlying  security  below the exercise price of the option.  The buyer of a put option assumes the risk of losing his entire premium  invested in the put option.

                  Hedging  Transactions.  The  Portfolio  Managers may utilize a variety of financial  instruments, such as  derivatives,  options,  interest  rate swaps,  caps and floors,  futures and forward  contracts to seek to hedge  against  declines in the values of their  portfolio  positions  as a result of changes in currency  exchange rates,  certain  changes in the equity  markets and market  interest rates and other events.  Hedging  transactions may also limit the opportunity for gain if the value of the hedged  portfolio  positions  should  increase.  It may not be possible for the Portfolio  Managers to hedge  against a change or event at a price  sufficient to protect a
Portfolio  Fund's or Portfolio  Account's assets from the decline in value of the portfolio  positions  anticipated as a result of such  change.  In addition,  it may not be possible to hedge  against  certain  changes or events at all.  While a Portfolio  Manager may enter into such  transactions  to seek to reduce  currency  exchange  rate and interest  rate  risks,  or the risks of a decline in the equity  markets  generally  or one or more  sectors of the equity markets in particular,  or the risks posed by the occurrence of certain other events,  unanticipated changes in currency or interest  rates or  increases or smaller than  expected  decreases in the equity  markets or sectors being  hedged  or the  non-occurrence  of other  events  being  hedged  against  may  result  in a  poorer  overall performance  for the Fund than if the  Portfolio  Manager  had not  engaged  in any such  hedging  transaction.  In addition,  the degree of correlation  between price  movements of the  instruments  used in a hedging  strategy and price  movements  in the  portfolio  position  being  hedged  may vary.  Moreover,  for a variety of  reasons,  the
Portfolio  Managers  may not seek to establish a perfect  correlation  between  such  hedging  instruments  and the portfolio  holdings being hedged.  Such  imperfect  correlation  may prevent the Portfolio  Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

                  Counterparty  Credit  Risk.  Many of the  markets  in which  the  Portfolio  Funds  or  Portfolio
Accounts effect their  transactions are  "over-the-counter"  or "inter-dealer"  markets.  The participants in these markets are  typically  not subject to credit  evaluation  and  regulatory  oversight  as are members of  "exchange based"  markets.  To the extent a Portfolio  Fund or Portfolio  Account  invests in swaps,  derivative or synthetic instruments,  or other  over-the-counter  transactions,  on these markets, it is assuming a credit risk with regard to  parties  with  whom it  trades  and may also  bear the risk of  settlement  default.  These  risks  may  differ materially  from those  associated  with  transactions  effected  on an  exchange,  which  generally  are backed by clearing  organization  guarantees,  daily  marking-to-market  and settlement,  and segregation and minimum capital
requirements  applicable  to  intermediaries.   Transactions  entered  into  directly  between  two  counterparties generally do not benefit from such  protections.  This  exposes a Portfolio  Fund or Portfolio  Account to the risk that a  counterparty  will not  settle a  transaction  in  accordance  with its terms and  conditions  because of a dispute  over the terms of the  contract  (whether or not bona fide) or because of a credit or  liquidity  problem,
                                                          ---- ----
thus causing the Portfolio Fund or Portfolio  Account to suffer a loss.  Such  counterparty  risk is accentuated in the case of  contracts  with  longer  maturities  where  events may  intervene  to prevent  settlement,  or where a
Portfolio  Fund  or  Portfolio  Account  has  concentrated  its  transactions  with a  single  or  small  group  of counterparties.  Portfolio  Funds and  Portfolio  Accounts are not  restricted  from  dealing  with any  particular counterparty  or  from  concentrating  any or  all of  their  transactions  with  one  counterparty.  However,  the
Investment  Manager,  with the intent to diversify,  intends to monitor  counterparty  credit exposure of Portfolio
Funds and  Portfolio  Accounts.  The ability of Portfolio  Funds and Portfolio  Accounts to transact  business with any one or number of  counterparties,  the lack of any  independent  evaluation of such  counterparties'  financial capabilities and the absence of a regulated  market to facilitate  settlement may increase the potential for losses by the Fund.

                  Leverage;  Interest  Rates;  Margin.  The Fund is  authorized  to  borrow  money  for  investment purposes,  to meet  repurchase  requests and for cash  management  purposes.  Portfolio  Funds  generally  are also permitted to borrow  money.  The Fund,  Portfolio  Funds and Portfolio  Accounts may directly or indirectly  borrow funds from brokerage  firms and banks.  Borrowing for investment  purposes is known as "leverage."  Portfolio Funds and Portfolio  Accounts may also "leverage" by using options,  swaps,  forwards and other  derivative  instruments.
Although leverage presents  opportunities for increasing total investment  return, it has the effect of potentially increasing  losses as well.  Any event that  adversely  affects  the value of an  investment,  either  directly  or indirectly,  by a Portfolio  Fund or Portfolio  Account could be magnified to the extent that leverage is employed.
The  cumulative  effect of the use of leverage,  directly or  indirectly,  in a market that moves  adversely to the investments  of the entity  employing  the  leverage  could result in a loss that would be greater than if leverage were not employed.  In addition,  to the extent that the Fund,  Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the  operating  results of the Fund.  Any  borrowings by the Fund for investment purposes will be made solely for Portfolio Accounts.

                  In  general,  the  anticipated  use of  short-term  margin  borrowings  by  Portfolio  Funds  and
Portfolio  Accounts results in certain  additional  risks.  For example,  should the securities that are pledged to brokers to secure margin  accounts  decline in value, or should brokers from which the Portfolio Funds or Portfolio
Funds have borrowed  increase their  maintenance  margin  requirements  (i.e.,  reduce the percentage of a position that can be  financed),  then the  Portfolio  Funds or  Portfolio  Accounts  could be subject  to a "margin  call,"
pursuant to which they must either  deposit  additional  funds with the broker or suffer  mandatory  liquidation of the pledged  securities to  compensate  for the decline in value.  In the event of a precipitous  drop in the value of the assets of a Portfolio  Fund or Portfolio  Account,  it might not be able to liquidate  assets quickly enough to pay off the  margin  debt and  might  suffer  mandatory  liquidation  of  positions  in a  declining  market  at relatively  low prices,  thereby  incurring  substantial  losses.  For these  reasons,  the use of  borrowings  for investment purposes is considered a speculative investment practice.

                  Short  Selling.  The  Portfolio  Managers may engage in short  selling.  Short  selling  involves selling  securities  that are not owned and borrowing the same  securities for delivery to the  purchaser,  with an obligation  to replace the borrowed  securities at a later date.  Short  selling  allows an investor to profit from declines in market prices to the extent such declines exceed the  transaction  costs and the costs of borrowing the securities.  A short sale creates the risk of an unlimited  loss,  as the price of the  underlying  security  could theoretically  increase  without  limit,  thus  increasing  the cost of buying those  securities to cover the short position.  There can be no assurance  that the  securities  necessary to cover a short  position  will be available for purchase.  Purchasing  securities to close out the short  position can itself cause the price of the securities to rise  further,  thereby  exacerbating  the loss.  For these  reasons,  short selling is considered a speculative investment practice.

                  Portfolio  Funds and  Portfolio  Accounts  may also effect  short sales  "against the box." These transactions  involve selling short  securities  that are owned (or that a Portfolio Fund or Portfolio  Account has the right to obtain).  When a Portfolio  Fund or  Portfolio  Account  enters into a short sale  against the box, it will set aside  securities  equivalent in kind and amount to the securities  sold short (or securities  convertible or  exchangeable  into such  securities)  and will  hold such  securities  while  the  short  sale is  outstanding.
Portfolio Funds and Portfolio  Accounts will incur transaction costs,  including  interest expenses,  in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

                  Lack of Operating  History.  The Fund is a newly formed  entity that does not have any  operating history that investors can use to evaluate the Fund's  investment  performance.  Certain  Portfolio  Funds may also be newly  formed  entities  that have no  operating  histories.  In such cases,  the  Investment  Manager will have evaluated  the  past  investment  performance  of  Portfolio  Managers  or  their  personnel.  However,  this  past investment  performance  may not be indicative of the future  results of an investment in a Portfolio  Fund managed by a Portfolio  Manager.  Although the Investment  Manager,  its affiliates and their  personnel have  considerable experience  evaluating  the  performance of alternative  asset managers and providing  manager  selection and asset allocation  services to clients,  the Fund's investment  program should be evaluated on the basis that there can be no assurance that the Investment  Manager's  assessments of Portfolio  Managers,  and in turn their  assessments of the  short-term or long-term  prospects of  investments,  will prove  accurate.  Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

                  Non-Diversified  Status and Industry  Concentration.  The Fund is a "non-diversified"  investment company.  Thus,  there are no  percentage  limitations  imposed by the  Investment  Company Act of 1940, as amended
(the  "Investment  Company Act") on the  percentage of the Fund's assets that may be invested in the  securities of any one issuer.  Also,  there are no  requirements  that the  investments of Portfolio  Funds be  diversified.  The portfolio  of the Fund may  therefore  be  subject  to  greater  risk than the  portfolio  of a  similar  fund that diversifies  its  investments.  To address this risk,  not more than 10% of the Fund's net assets will be allocated to any one Portfolio Manager.

         In addition, although the Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries (but will invest 25% or more of the value of its total assets in Portfolio Funds that pursue market neutral investment strategies except during temporary periods of adverse market conditions affecting Portfolio
Funds that pursue such strategies), Portfolio Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries.  The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets will be invested in Portfolio
Funds that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.  Nevertheless, it is possible that, at any given time, the assets of Portfolio Funds in which the Fund has invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets.  The Fund does not believe that this situation is likely to occur given the nature of its investment program.  However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.  Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund).  Thus, the Fund and the
Investment Manager may not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

                  Incentive   Allocation.   Each   Portfolio   Manager   generally  will  be  entitled  to  receive
performance-based  allocations,  expected to range from 15% to 25% of net profits,  with  respect to the  Portfolio
Fund that it  manages.  Performance-based  allocations  may create an  incentive  for  Portfolio  Managers  to make investments  that are  riskier or more  speculative  than  those  that might have been made in the  absence of such arrangements.  In addition,  because the  performance-based  allocations  are generally  calculated on a basis that includes realized and unrealized  appreciation,  these allocations may be greater than if they were based solely on realized gains.

                  In  addition,  the Adviser (or an affiliate  that it  designates)  will  generally be entitled to receive a  performance-based  allocation  from the net  profits,  if any,  in excess of the  Preferred  Return that otherwise  would have been credited to the capital account of each Member (the  "Incentive  Allocation"),  assuming there is no positive  balance in the Member's  Loss  Recovery  Account.  This special  allocation of 5% of such net profits may create an  incentive  for the  Investment  Manager to make  investment  decisions on behalf of the Fund that are  riskier  or more  speculative  than  would be the case in the  absence of the  Incentive  Allocation.  In addition,  because the Incentive  Allocation is calculated on a basis that includes unrealized  appreciation of the
Fund's  assets,  the  Incentive  Allocation  may be greater  than if it were based  solely on realized  gains.  See
"Management of the Fund--Incentive Allocation."

                  Limited Liquidity;  In-kind  Distributions.  An investment in the Fund provides limited liquidity since  Interests  may be held only  through the  Distributor  or a broker or dealer that has entered into a selling agreement  with the  Distributor,  and Members will not be able to redeem  Interests  on a daily basis  because the
Fund is a closed-end  fund.  In  addition,  with very  limited  exceptions,  Interests  are not  transferable,  and liquidity  will be provided  only through  repurchase  offers made from time to time by the Fund.  An investment in the Fund is therefore  suitable only for investors who can bear the risks associated with the limited  liquidity of
Interests and should be viewed as a long-term investment.

                  Payment for repurchased  Interests may require the Fund to liquidate  portfolio  holdings earlier than the Investment  Manager would otherwise  liquidate these holdings,  potentially  resulting in losses,  and may increase the Fund's portfolio  turnover.  The Adviser and the Investment  Manager intend to take measures  (subject to such  policies  as may be  established  by the  Board) to  attempt  to avoid or  minimize  potential  losses and turnover resulting from the repurchase of Interests.

                  If a Member  tenders its Interest (or a portion of its Interest) in connection  with a repurchase offer made by the Fund,  that  tender may not be  rescinded  by the Member  after the date on which the  repurchase offer  terminates.  However,  the value of Interests that are tendered by Members  generally will not be determined until a date  approximately  one month  later and will be based on the value of the Fund's  assets as of such later date. A Member will thus continue to bear  investment  risk after an Interest is tendered for  repurchase and until the date as of which the Interest is valued for purposes of  repurchase.  In  addition,  a redemption  fee equal to
1.00% of the value of an Interest  (or portion of an  Interest)  repurchased  by the Fund will apply if the date as of which the  Interest is to be valued for purposes of  repurchase  is less than one year  following  the date of a
Member's initial investment in the Fund.

                  The Fund expects to distribute  cash to the holders of Interests that are  repurchased.  However, there can be no assurance that the Fund will have sufficient  cash to pay for Interests that are being  repurchased or that it will be able to liquidate  investments at favorable  prices to pay for repurchased  Interests.  Although the Fund does not generally intend to make distributions in-kind, under the foregoing  circumstances,  and in other unusual  circumstances  where the Board  determines  that making a cash payment would result in a material  adverse effect  on  the  Fund  or  on  Members  not  tendering  Interests  for  repurchase,  Members  may  receive  in-kind distributions of investments from the Fund's  portfolio  (valued in accordance with the Fund's valuation  policies)
in  connection  with the  repurchase  of Interests  by the Fund.  Any such  distributions  will be made on the same basis to all Members in connection with any particular  repurchase  offer. In addition,  a distribution may be made partly in cash and  partly  in-kind.  An  in-kind  distribution  may  consist of  securities  that are not  readily marketable and may be subject to  restrictions  on resale.  Members  receiving an in-kind  distribution  will incur costs,  including  commissions,  in disposing of securities  that they receive,  and in the case of securities that are not readily  marketable,  Members may not be able to sell the  securities  except at prices that are lower than those at which the securities  were valued by the Fund or without  substantial  delay.  For these various  reasons, an investment in the Interests is suitable only for  sophisticated  investors.  See  "Repurchases  of Interests and
Transfers."

                  Conflicts of Interest.  The Adviser,  the  Investment  Manager and their  affiliates,  as well as many of the Portfolio Managers and their respective  affiliates,  provide investment advisory and other services to clients  other than the Fund and  Portfolio  Funds.  In  addition,  investment  professionals  associated  with the
Adviser,  the Investment  Manager or Portfolio  Managers may carry on investment  activities for their own accounts and the  accounts of family  members  (collectively  with other  accounts  managed by the Adviser,  the  Investment
Manager  and  their  affiliates,  "Other  Accounts").  The Fund  and  Portfolio  Funds  have no  interest  in these activities.  As a result of the  foregoing,  the Adviser,  the  Investment  Manager and Portfolio  Managers will be engaged in substantial  activities  other than on behalf of the Fund and may have differing  economic  interests in respect of such  activities and may have conflicts of interest in allocating  investment  opportunities,  and their time, between the Fund and Other Accounts.

                  There may be circumstances  under which the Investment  Manager or a Portfolio Manager will cause one or more Other  Accounts to commit a larger  percentage  of their assets to an investment  opportunity  than the percentage  of the  Fund's  or a  Portfolio  Fund's  assets  they  commit  to such  investment.  There  also may be circumstances  under which the  Investment  Manager or a Portfolio  Manager  purchases or sells an  investment  for their Other  Accounts  and does not  purchase or sell the same  investment  for the Fund or a  Portfolio  Fund,  or purchases or sells an  investment  for the Fund and does not purchase or sell the same  investment  for one or more
Other  Accounts.  However,  it is the  policy of the  Investment  Manager,  and  generally  also the  policy of the
Portfolio Managers,  that:  investment  decisions for the Fund, Portfolio Accounts and Other Accounts be made based on a  consideration  of their  respective  investment  objectives  and policies,  and other needs and  requirements affecting each account that they manage;  and investment  transactions and  opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.

                  The Adviser,  the Investment  Manager,  Portfolio  Managers and their  respective  affiliates may have  interests in Other  Accounts they manage which differ from their  interests in the Fund and  Portfolio  Funds and may manage  such  accounts  on terms that are more  favorable  to them than the terms on which they  manage the
Fund or Portfolio  Funds.  In addition,  the  Investment  Manager and  Portfolio  Managers may charge fees to Other
Accounts and be entitled to receive  performance-based  incentive  allocations  from Other  Accounts that are lower than the fees and Incentive Allocation to which the Fund and its Members are subject.

                  Tax Risks. A noncorporate  Member's share of the Fund's investment expenses  (including,  but not limited to, the  Management  Fee,  the  administration  fee paid to the  Adviser  and the Fund's  share of any fees payable by Portfolio Funds to the Portfolio  Managers) may be subject to certain  limitations on deductibility  for regular  Federal income tax purposes.  Such expenses may be completely  disallowed for purposes of determining  the noncorporate Member's alternative minimum tax liability will apply.  See "Taxes."

                  Distributions  to  Members  and  Payment  of Tax  Liability.  The Fund  does not  intend  to make periodic  distributions  of its net income or gains,  if any, to Members.  Whether or not  distributions  are made,
Members will be required each year to pay applicable  Federal and state income taxes on their respective  shares of the Fund's taxable  income,  and may have to pay applicable  taxes from other sources.  The amount and times of any distributions will be determined in the sole discretion of the Board.  See "Taxes."

                  Possible Delays in Schedule K-1s.  Each year, the Fund will  distribute  Schedules K-1 to Members so that they can prepare their  respective  income tax returns.  The  preparation  of such returns is each Member's sole  responsibility.  The Fund's  ability to provide  final  Schedules K-1 to Members for any given tax year prior to April 15 of the  following  year will depend upon when it receives  the  requisite  information  from  Portfolio
Funds.  The Fund will provide  Schedules K-1 as soon as  practicable  after it receives all necessary  information.
However,  it is inevitable  that delays will occur.  Members should  therefore be prepared to obtain  extensions of the filing dates for their  Federal,  state and local income tax returns.  Members  should  consult their  personal tax advisers.

                  Considerations  for  ERISA  Plans  and  Other  Tax-Exempt  Entities.  Investors  subject  to  the
Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  and other tax-exempt  entities,  including employee benefit plans,  Individual  Retirement  Accounts and 401(k) and Keogh Plans, may purchase  Interests.  The
Fund's assets should not be considered  to be "plan assets" for purposes of ERISA's  fiduciary  responsibility  and prohibited  transaction rules or similar  provisions of the Code. For further  information  regarding an investment in the Fund by  investors  subject  to ERISA,  see  "ERISA  Considerations"  in the SAI.  Because  the Fund and the
Portfolio Funds in which it invests may use leverage,  a tax-exempt  investor may incur income tax liability to the extent the Fund's  transactions  are treated as giving rise to  unrelated  business  taxable  income.  See "Taxes."
The Fund is not designed for  investment by charitable  remainder  trusts.  For this reason,  charitable  remainder trusts may not purchase Interests.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

                  Portfolio  Funds  generally will not be registered as investment  companies  under the Investment
Company Act and, therefore,  the Fund will not have the benefit of various  protections  afforded by the Investment
Company Act with  respect to its  investments  in  Portfolio  Funds.  Although the  Investment  Manager  expects to receive  detailed  information  from each Portfolio  Manager  regarding its investment  performance  and investment strategy  on a regular  basis,  in most  cases  the  Investment  Manager  has  little or no means of  independently verifying this  information.  A Portfolio  Manager may use  proprietary  investment  strategies  that are not fully disclosed  to the  Investment  Manager,  which  may  involve  risks  under  some  market  conditions  that  are not anticipated by the Investment  Manager.  In addition,  many Portfolio Managers will not be registered as investment advisers under the  Investment  Advisers Act of 1940 (the "Advisers  Act") in reliance on certain  exemptions  from registration  under  that act.  In such  cases,  Portfolio  Managers  will not be  subject  to  various  disclosure requirements and rules that would apply to registered investment advisers.

                  By investing in Portfolio Funds and Portfolio  Accounts  indirectly  through the Fund,  investors bear  asset-based  fees and  performance-based  allocations  at the Fund level and the Portfolio  Fund or Portfolio
Account  level.  Similarly,  Members  bear a  proportionate  share  of the  other  operating  expenses  of the Fund
(including  the Investor  Servicing Fee and  administrative  expenses)  and,  indirectly,  similar  expenses of the
Portfolio Funds and Portfolio  Accounts.  An investor who meets the conditions  imposed by the Portfolio  Managers, including  investment  minimums that may be considerably higher than the $50,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers.

                  Each  Portfolio  Manager will receive any  performance-based  allocation  to which it is entitled irrespective of the investment  performance of other Portfolio  Managers or the investment  performance of the Fund generally.  Thus, a Portfolio  Manager with positive  investment  performance will receive this allocation from the
Fund  (and  indirectly  from  Members)  even if the  Fund's  overall  investment  return  is  negative.  Investment decisions of the Portfolio  Managers are made  independently  of each other. As a result,  at any particular  time, one  Portfolio  Manager may be  purchasing  shares of an issuer for a Portfolio  Fund or  Portfolio  Account  whose shares are being sold by another  Portfolio Manager for another  Portfolio Fund or Portfolio  Account.  In any such situations,  the Fund could indirectly incur certain  transaction  costs without  accomplishing  any net investment result.

                  Since the Fund may make  additional  investments in or effect  withdrawals  from a Portfolio Fund only at certain times  pursuant to  limitations  set forth in the governing  documents of the Portfolio  Fund,  the
Fund from time to time: may have to invest a greater portion of its assets  temporarily in money market  securities than it otherwise might wish to invest;  may have to borrow money to repurchase  Interests;  and may not be able to withdraw its  investment  in a Portfolio  Fund  promptly  after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

                  Portfolio  Funds may be  permitted  to redeem  their  interests  in-kind.  Thus,  upon the Fund's withdrawal  of all or a portion of its  interest in a Portfolio  Fund,  the Fund may  receive  securities  that are illiquid or difficult to value. In these  circumstances,  the Adviser would seek to dispose of these  securities in a manner that is in the best interests of the Fund.

                  The Fund  may  agree to  indemnify  certain  of the  Portfolio  Funds  and,  subject  to  certain limitations  imposed by the Investment  Company Act, certain  Portfolio  Managers from liability,  damage,  cost or expense arising out of, among other things, certain acts or omissions.

                  Portfolio  Account  Allocations.  The Fund may on  occasion  allocate  its assets to a  Portfolio
Manager by retaining the Portfolio  Manager to manage a Portfolio  Account for the Fund,  rather than invest in the
Portfolio Manager's Portfolio Fund.  Portfolio Accounts can expose the Fund to theoretically  unlimited  liability, and it is possible,  given the leverage at which certain of the Portfolio  Managers will trade, that the Fund could lose more in a Portfolio  Account that is managed by a particular  Portfolio Manager than the Fund has allocated to such Portfolio  Manager to invest.  This risk may be avoided if the Fund,  instead of retaining a Portfolio Manager to manage a  separate  account  comprised  of a  designated  portion  of the  Fund's  assets,  creates  a  separate investment  vehicle for which a Portfolio  Manager will serve as general  partner and in which the Fund will be the sole limited  partner.  Use of this structure,  however,  involves  various  expenses,  and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

                  Estimates.  In most  cases,  the Fund will have  little  ability  to assess the  accuracy  of the valuations  received from a Portfolio  Manager  regarding a Portfolio  Fund.  Furthermore,  these  valuations  will typically be estimates  only,  subject to revision  based on each Portfolio  Fund's annual audit.  Revisions to the
Fund's gain and loss  calculations  will be an ongoing process,  and no appreciation or depreciation  figure can be considered final until the annual audits of Portfolio Funds are completed.

                  Certain  securities in which  Portfolio  Funds invest may not have readily  ascertainable  market prices.  These securities will  nevertheless  generally be valued by Portfolio  Managers,  which valuations will be conclusive with respect to the Fund, even though  Portfolio  Managers will generally face a conflict of interest in valuing such securities  because the values given to the securities  will affect the  compensation of the Portfolio
Managers.  Any such  securities  held by a Portfolio  Account will be valued at their "fair value" as determined in good faith by the Board.

                                                               USE OF PROCEEDS

                  The Fund  will  invest  the net  proceeds  of the  offering  in  accordance  with its  investment objective,  investment  policies and principal  strategies as soon as practicable  after the closing of the initial offering of Interests.  Based on current  market  conditions,  the Adviser  expects the Fund will be fully invested within three  months.  Pending  full  investment  of the  proceeds of the  offering in  Portfolio  Funds or through
Portfolio Accounts, the proceeds of the offering will be invested in short-term, high quality debt securities.

                                                INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

                  The Fund's  investment  objective  is to seek  long-term  capital  appreciation  consistent  with preservation of capital while attempting to generate  positive  returns over various market cycles.  Current income is not an objective.  No assurance can be given that the Fund will achieve its investment objective.

                  The Fund's  investment  objective is fundamental  and may not be changed  without the approval of
Members.  However,  except as  otherwise  stated in this  prospectus  or in the SAI,  the  investment  policies and restrictions  of the Fund are not fundamental and may be changed by the Board.  The Fund's  fundamental  investment policies are listed in the SAI. Its principal  investment  policies and  strategies are discussed  below.  The Fund may change any investment  policies and strategies that are not  fundamental,  if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM

                  The Fund  pursues its  investment  objective  by  allocating  its assets for  investment  among a select group of Portfolio  Managers that are  alternative  asset managers and employ a variety of "market  neutral"
investment  strategies.  Market  neutral  investment  strategies  seek to provide  predictable  investment  returns regardless of general stock market  movements.  The Investment  Manager is primarily  responsible for selecting the
Portfolio  Managers and  determining  the portion of the Fund's assets to be allocated to each  Portfolio  Manager, subject  to the  general  supervision  of the  Adviser  and the Board.  The Fund will  implement  these  allocation decisions  primarily  by  investing  in  Portfolio  Funds that are managed by  Portfolio  Managers  selected by the
Investment Manager.

                  Portfolio Funds are investment funds,  typically organized as limited partnerships,  that are not required to register under the Investment  Company Act because they do not publicly offer their  securities and are restricted  as to either the number of  investors  permitted to invest in the fund or as to the  qualifications  of persons  eligible to invest  (determined  with respect to the value of  investment  assets  held) in the fund.  The typical Portfolio Fund will have greater investment  flexibility than traditional  investment funds (such as mutual funds and most other  registered  investment  companies) as to the types of securities  owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

                  The Investment  Manager takes a three-tiered  approach to asset allocation and Portfolio  Manager
selection.   Its  methodology  is  premised  on  the  belief  that  consistent,   superior  long-term   performance
necessitates first, a rigorous,  top-down,  or macro, view of the various  alternative  investment fund strategies;
second,  an in-depth  analysis of the types of  strategy  attributes  that best  complement  the Fund's  investment objective;  and third,  identification  of Portfolio  Managers whose  investment  styles and historical  investment returns and risk characteristics best embody those attributes.

                  Under  normal  market  conditions,  at least 80% of the Fund's net assets (plus the amount of any borrowings  by the Fund for  investment  purposes)  will be  allocated to Portfolio  Managers  that pursue  "market
neutral"  investment   strategies.   These  strategies   encompass  a  broad  range  of  investment  programs  that historically  have exhibited a low correlation to the performance of equity,  debt and other markets.  They include investment  programs involving use of hedging and arbitrage  techniques in the equity,  fixed income,  currency and commodity  markets.  These  investment  programs  employ a variety  of  sophisticated  investment  techniques  that include,  among  other  things,  short  sales of  securities,  use of  leverage,  and  transactions  in  derivative securities and other financial instruments such as stock options,  index options,  futures contracts and options on futures.

                  The investment strategies of the Portfolio Managers may include, among others:
o        Index  arbitrage.  This strategy  involves  investing in a group of securities  comprising an index,  or a representative  sample of an index,  in order to capture the pricing  differences  that may arise  between the index and the component securities.
o        Interest  rate  arbitrage.  This strategy  seeks to exploit price  anomalies  between  related  securities with prices that fluctuate in response to interest rate movements.
o        Merger  arbitrage.  This  strategy  involves  investing  simultaneously  in long and  short  positions  in companies  involved in a merger or  acquisition  in order to profit from the expected  price  movements of the acquiring and target companies.
o        Convertible bond and warrant hedging.  This strategy  involves  investing in undervalued  instruments that are convertible  into equity  securities and then hedging out systematic  risks associated with either the convertible instrument, the underlying security or both.
o        Statistical  long/short equity strategies.  This strategy involves  constructing  portfolios of offsetting long and short equity positions using  mathematical or statistical  techniques to identify  relative value between long and short positions.
o        Pairs  trading.  This is a specific type of equity  hedging  strategy that involves  effecting  offsetting long and short equity positions in the same industry or sector.

                  Portfolio   Managers  using  arbitrage   strategies  attempt  to  identify  and  exploit  pricing
inefficiencies  between  related  instruments  or  combinations  of  instruments.  Sophisticated  mathematical  and statistical  techniques and models are used to attempt to identify  relative value between  related  instruments or combinations  of  instruments  and to capture  mispricings  among such  instruments.  Portfolio  Managers  pursuing arbitrage  strategies  utilize a variety of techniques  and models,  ranging from purely  quantitative,  short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

                  The Investment  Manager will allocate the Fund's assets among available  Portfolio  Managers that have demonstrated  records of superior  investment  performance in pursuing market neutral  investment  strategies, consistent with the Fund's goal of long-term capital  appreciation,  while focusing on the risk  characteristics of those  strategies  and the  Fund's  overall  risk  exposure.  In doing  so,  the  Investment  Manager  will seek to construct  an  investment  portfolio  for the Fund in  which  there  is  expected  to be a low  overall  degree  of correlation  of the  investment  performance  of  Portfolio  Managers  across  investment  styles  and little or no correlation  between the overall  performance  of the Fund's  portfolio and the general  performance  of equity and other  markets.  The Fund's  structure  and its  investment  approach  are  intended to provide  investors  several advantages  over  direct  investments  in  private  investment  funds,  including:  the  ability  to  invest  in  a professionally  constructed and managed investment portfolio;  access to a diverse group of Portfolio Managers that utilize varying  investment  styles and  strategies;  reduced risk exposure that comes from investing with multiple
Portfolio  Managers that have  exhibited low volatility of investment  returns and low  correlation to one another.
The  Investment  Manager  expects  generally  to allocate  the Fund's  assets to  approximately  10 to 20 Portfolio
Managers.

                  The multi-manager  approach followed by the Fund will involve  allocation of the Fund's assets to
Portfolio  Managers that employ various market neutral  investment styles and strategies and will provide investors access to a variety of Portfolio  Managers.  The Fund will invest in various  types of Portfolio  Funds  managed by
Portfolio  Managers,  including  limited  partnerships,  joint  ventures,  other  investment  companies and similar entities.  However,  the  Fund  may on  occasion  retain  one or more  Portfolio  Managers  to  manage  and  invest designated  portions  of the  Fund's  assets  (either  as  separately  managed  accounts  or by  creating  separate investment  vehicles in which a Portfolio  Manager  will serve as general  partner of the vehicle and the Fund will be the sole  limited  partner).  (Any  arrangement  in which the Fund  retains  a  Portfolio  Manager  to manage an account  or  investment  vehicle  for the  Fund is  referred  to as a  "Portfolio  Account.")  The  retention  of a
Portfolio  Manager to manage a Portfolio  Account is subject to the approval of the Board,  including a majority of the persons  comprising the Board (the  "Managers") who are not "interested  persons," as defined by the Investment
Company  Act, of the Fund or the  Portfolio  Manager (the  "Independent  Managers").  The  retention of a Portfolio
Manager  will in such cases also be subject to approval  by Members,  unless the Fund seeks and obtains an order of the  Securities  and  Exchange  Commission  (the  "SEC")  exempting  the Fund from  this  requirement.  The  Fund's participation in any Portfolio  Account  arrangement will be subject to the requirement that the Portfolio  Manager be registered as an investment  adviser under the Advisers Act, and the Fund's  contractual  arrangements  with the
Portfolio  Manager will be subject to the  requirements  of the  Investment  Company Act  applicable  to investment advisory contracts.

                  Portfolio  Managers  will be  selected  on the basis of various  criteria,  generally  including, among other things,  an analysis of: the Portfolio  Manager's  performance  during  various time periods and market cycles;  the Portfolio  Manager's  reputation,  experience and training;  its  articulation of and adherence to its investment philosophy;  the presence and deemed effectiveness of risk management discipline;  on-site interviews of the management  team; the quality and stability of the Portfolio  Manager's  organization,  including  internal and external  professional  staff;  and whether key  personnel  of the  Portfolio  Manager  have  substantial  personal investments  in the  Portfolio  Manager's  investment  program.  Although it is the  general  policy of the Fund to allocate assets among Portfolio  Managers that use market neutral  strategies,  the Investment Manager may allocate a limited portion of the Fund's assets to Portfolio Managers that do not use market neutral  strategies,  but which use other  strategies that have  investment  performance  characteristics  that have  historically  been negatively correlated to the equity and debt markets,  generally,  in an attempt to generate a consistent  return pattern with lower volatility.  The Fund will not allocate more than 20% of its net assets to these Portfolio Managers.

                  Not more than 10% of the Fund's net assets will be allocated  to any one  Portfolio  Manager.  In addition,  the Fund will limit its  investment  position in any one Portfolio Fund to less than 5% of the Portfolio
Fund's  outstanding  voting  securities,  absent an SEC order (or  assurances  from the SEC staff)  under which the
Fund's  contribution  and  withdrawal  of  capital  from a  Portfolio  Fund in  which  it  holds  5% or more of the outstanding  interests  will  not  be  subject  to  various  Investment  Company  Act  prohibitions  on  affiliated transactions.  However,  to  permit  the  investment  of more of its  assets  in  smaller  Portfolio  Funds  deemed attractive by the Investment Manager,  the Fund may purchase non-voting  securities of Portfolio Funds,  subject to a  limitation  that the Fund will not purchase  voting and  non-voting  interests  in a Portfolio  Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity.

                  Portfolio  Managers will generally  invest primarily in marketable  securities,  although certain
Portfolio  Managers  may also invest in  privately  placed  securities  and other  investments  that are  illiquid.
Interests in Portfolio  Funds will not  themselves be marketable  and will only have limited  liquidity.  Portfolio
Managers may invest and trade in a wide range of instruments and markets,  including,  but not limited to, domestic and foreign equities and equity-related  instruments,  currencies,  financial  futures,  and fixed income and other debt-related  instruments.  Portfolio  Managers are generally not limited as to the markets  (either by location or type,  such as large  capitalization,  small  capitalization  or non-U.S.  markets) in which they may invest or the investment  discipline  that they may  employ  (such as value,  growth  or  bottom-up  or  top-down  analysis).  In managing  Portfolio  Funds,  Portfolio  Managers  will  not  be  subject  to the  Fund's  investment  policies  and restrictions  or the various  limitations  and  prohibitions  applicable to the activities of investment  companies registered  under the  Investment  Company Act (such as the Fund).  This involves  various risks,  including  those associated with the fact that Portfolio  Funds are not generally  subject to any  requirements  that they diversify their  investments or limit their  investments in the securities of issuers  engaged in a single  industry or group of related  industries.  See "Risk Factors - General Risks -  Non-Diversified  Status and Industry  Concentration."
However,  the Fund's investment policies and restrictions,  and limitations and prohibitions on investments imposed by the Investment Company Act, will apply in the case of Portfolio Accounts.

                  The Investment  Manager will regularly  evaluate each Portfolio  Manager to determine whether its investment  program is consistent with the Fund's  investment  objective and whether its investment  performance is satisfactory.  Based on these  evaluations,  the Investment  Manager will allocate and reallocate the Fund's assets among Portfolio Managers and may terminate or add Portfolio Managers,  as it determines  appropriate and consistent with the Fund's  investment  objective.  Members  will not vote on the  retention  or  termination  of a  Portfolio
Manager,  except that the retention of any Portfolio  Manager to manage a Portfolio  Account will be subject to the approval  of the Board and  Members.  The Fund may seek to obtain an SEC order  exempting  it from the  requirement that Members approve  Portfolio  Managers that are retained to manage  Portfolio  Accounts.  However,  no assurance can be given that such an order will be issued.

BORROWING; USE OF LEVERAGE

                  The Fund is authorized to borrow money for investment  purposes,  to meet repurchase requests and for  cash  management  purposes.  Portfolio  Funds  generally  are also  permitted  to  borrow  money  for  similar purposes.  The use of  borrowings  for  investment  purposes is known as  "leverage"  and involves a high degree of risk.  The  investment  programs of certain  Portfolio  Managers  may make  extensive  use of  leverage.  See "Risk
Factors--Leverage; Borrowing."

                  The Fund is  subject  to the  Investment  Company  Act  requirement  that an  investment  company satisfy an asset coverage  requirement of 300% of its indebtedness,  including  amounts  borrowed,  measured at the time the  investment  company  incurs the  indebtedness  (the "Asset  Coverage  Requirement").  This means that the value of the Fund's total  indebtedness  may not exceed  one-third  the value of its total assets  (including  such indebtedness).  These  limits do not apply to the  Portfolio  Funds and,  therefore,  the Fund's  portfolio  may be exposed  to the risk of highly  leveraged  investment  programs  of certain  Portfolio  Funds.  The Asset  Coverage
Requirement  will  apply to  borrowings  by  Portfolio  Accounts,  as well as to other  transactions  by  Portfolio
Accounts  that can be deemed to result in the  creation of a "senior  security."  Generally,  in  conjunction  with investment  positions for Portfolio  Accounts that are deemed to constitute senior  securities,  the Fund must: (i)
observe the Asset Coverage  Requirement;  (ii) maintain daily a segregated  account in cash or liquid securities at such a level that the amount  segregated  plus any amounts pledged to a broker as collateral will equal the current value of the position;  or (iii) otherwise  cover the investment  position with  offsetting  portfolio  securities.
Segregation of assets or covering investment  positions with offsetting  portfolio securities may limit a Portfolio
Account's ability to otherwise invest those assets or dispose of those securities.

SHORT SELLING

                  Portfolio  Funds and Portfolio  Accounts may sell  securities  short. To effect a short sale, the
Portfolio  Fund or  Portfolio  Account  will  borrow the  security  from a  brokerage  firm,  or other  permissible financial  intermediary,  and  make  delivery  to the  buyer.  The  Portfolio  Fund or  Portfolio  Account  then is obligated to replace the borrowed  security by  purchasing it at the market price at the time of  replacement.  The price at such time may be more or less than the price at which the  security was sold short by the  Portfolio  Fund or  Portfolio  Account,  which  would  result  in a loss  or  gain,  respectively.  The  use of  short  sales  is a speculative practice and involves significant risks.  See "Risk Factors--Short Selling."

DERIVATIVES

                  Portfolio Funds and Portfolio Accounts may use financial instruments,  known as derivatives,  for purposes  of  hedging  portfolio  risk  and  for  non-hedging  purposes.  Examples  of  derivatives  include  stock options,  index options,  futures and options on futures.  Transactions in derivatives  involve certain risks.  See
"Risk Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INVESTMENTS

                  The  Fund  will  invest  its  cash  reserves  in  high  quality  short-term  investments.   These
investments  may include  money market  instruments  and other  short-term  debt  obligations,  money market mutual funds,  and  repurchase  agreements  with banks and  broker-dealers.  During  periods of adverse market or economic conditions,  the Fund may  temporarily  invest all or a  significant  portion of its assets in these  securities or hold cash.  This could prevent the Fund from  achieving its investment  objective.  Repurchase  agreements  involve certain risks that are described in the SAI.

                                                    INVESTMENT MANAGER PERFORMANCE HISTORY

                  Appendix B contains  investment  performance  information  for a private  investment  partnership that is managed by the Investment  Manager using the same  personnel as will manage the Fund in accordance  with an investment program that is substantially  similar to the Fund's investment  program.  This performance  information does not  represent  the  investment  performance  of the Fund.  The  information  is  provided to  illustrate  the experience  and  historic  investment  results  obtained  by the  Investment  Manager.  It should  not be viewed as indicative of the future  investment  performance  of the Fund.  Prospective  investors  should  carefully read the notes  accompanying  the investment  performance  charts in Appendix B. PAST  PERFORMANCE DOES NOT GUARANTEE FUTURE
INVESTMENT RESULTS.

                                                            MANAGEMENT OF THE FUND

GENERAL

                  The Fund's  Board  provides  broad  oversight  over the  operations  and  affairs of the Fund.  A majority of the Board is comprised of persons who are Independent Managers.

                  OppenheimerFunds,  Inc. (the "Adviser") serves as the Fund's investment  adviser,  subject to the ultimate  supervision  of and  subject  to any  policies  established  by the  Board,  pursuant  to the terms of an investment  advisory agreement with the Fund (the "Advisory  Agreement").  It has operated as an investment adviser since  January  1960.  The Adviser  (including  its  subsidiaries)  managed  more than $120 billion of assets as of
December  31,  2001.  Its  clients  include  the  Oppenheimer  mutual  funds  with more than 5 million  shareholder accounts.  The Adviser is located at 498 Seventh  Avenue,  New York,  New York 10018 and is an  indirect,  majority owned subsidiary of Massachusetts Mutual Life Insurance Company.

                  Under the  Advisory  Agreement,  the Adviser is  responsible  for  developing,  implementing  and supervising  the Fund's  investment  program.  The Adviser is authorized,  subject to the approval of the Board and
Members,  to retain one of its affiliates to provide any or all of the investment  advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

                  As  compensation  for  services  required  to be  provided  by the  Adviser  under  the  Advisory
Agreement,  the Fund will pay the  Adviser a monthly  fee (the  "Management  Fee")  computed  at the annual rate of
1.00% of the  aggregate  value of  outstanding  Interests  determined  as of the last day of the month  (before any repurchases of Interests or Incentive  Allocations).  The Adviser (or an affiliated  company of the Adviser that it designates) is also entitled to be the special advisory member of the Fund (the "Special  Advisory  Member") and to receive in such capacity a  performance-based  incentive  allocation  that is determined as a percentage of the net profits of the Fund otherwise allocable to each Member.  See "Management of the Fund--Incentive Allocation."

                  Tremont  Partners,  Inc.  (the  "Investment  Manager"),  an affiliate  of the  Adviser,  has been assigned  responsibility  for  providing  day-to-day  investment  management  services to the Fund,  subject to the supervision  of the Adviser.  Since 1984,  the  Investment  Manager and its  affiliates  have provided  alternative investment  solutions to a diverse client base including  financial  institutions,  mutual funds,  other investment companies and high net worth  individuals.  These services  include tracking and evaluating over 2,000 domestic and offshore  investment  funds. The Investment  Manager and its affiliates were responsible for the allocation of over
$8 billion of client assets among  alternative  investment  strategies,  as of September 30, 2001.  The  Investment
Manager is located  at 555  Theodore  Fremd  Avenue,  Rye,  New York  10580,  and since  October 1, 2001 has been a majority owned,  indirect  subsidiary of Massachusetts  Mutual Life Insurance  Company.  The Adviser pays a monthly fee to the Investment  Manager equal to 50% of the amount of the  Management Fee earned by the Adviser  pursuant to the  Advisory  Agreement.  (This fee is payable by the  Adviser  and not the Fund).  In  addition,  the  Investment
Manager  has  been  designated  by  the  Adviser  to be  the  Special  Advisory  Member  entitled  to  receive  the performance-based  incentive  allocation  described  above.  The  Investment  Manager's  retention  as  the  Fund's investment  manager  was  approved by the Board and was also  approved  by the  Adviser as the Fund's sole  initial
Member.

MANAGEMENT TEAM

                  The following  personnel of the Investment Manager will be the persons primarily  responsible for selecting Portfolio Managers and allocating the Fund's assets among the Portfolio Managers:

         Sandra L. Manzke,  Chairperson and Co-Chief  Executive Officer.  Ms. Manzke established  Tremont Partners,
         ----------------
         Inc. in October  1984 after  serving as a  Principal  at Rogers,  Casey &  Barksdale,  Inc.,  from 1976 to
         1984.  Ms.  Manzke is a Director of certain  private  investment  partnerships  managed by the  Investment
         Manager.  From 1974 to 1976, she worked as an independent  consultant at Bernstein  Macauley where she was responsible for reviewing the firm's  products.  At Scudder Stevens & Clark,  she established one of their internal  measurement  systems  during her tenure as an investment  manager from 1969 to 1974.  Ms. Manzke holds a Bachelor of Fine Arts from Pratt Institute.

         Robert I. Schulman,  Co-Chief  Executive  Officer.  Mr.  Schulman  joined the Investment  Manager in 1994.
         ------------------
         Prior to that, he was responsible for Smith Barney's $60 billion  Consulting  Services Division and Retail
         New Product  Development.  At Smith Barney,  he was also involved in all aspects of investment  management and manager  selection  processes.  Mr. Schulman founded the Leveraged  Product Division at E.F. Hutton in
         1982 and was responsible for the development of various derivative  products,  as well as growth index and financial  futures  and  options  trading.  In 1986,  he assumed  responsibility  for all retail  products offered at E.F.  Hutton.  He is a  graduate  of New York  University  and  received  a Master of  Business
         Administration degree in Finance from the Lubin School of Business.

         Bruce D. Ruehl,  Managing  Director,  Chief Investment  Strategist.  Mr. Ruehl  oversees  all  alternative
         --------------
         investment  research and  consulting  at the  Investment  Manager.  From August 1991 to August  1993,  Mr.
         Ruehl was a Vice  President  and  Principal at Reliance  Properties,  Inc.  where he advised  private real estate  partnerships  investing in bank and RTC-owned  properties.  From April 1990 to August 1991, he was
         Vice  President  and  National  Product  Manager for  Shearson  Lehman's  Consulting  Services  Department
         responsible for overseeing  proprietary  manager  investment  activities and new products.  From July 1984 to April 1990, Mr. Ruehl was Assistant  Manager of the Marketing  Department for Brown Brothers Harriman &
         Co.,  responsible for marketing U.S. and  international  investment  management  services to institutional investors.  Mr.  Ruehl  received a B.A. in  Economics  from  Lafayette  College and an M.S. in Real Estate
         Investment & Development from New York University.

         Robert J. Kulperger Jr.,  Director of Manager  Research.  Robert Kulperger  coordinates and structures the
         -----------------------
         Investment  Manager's  research  on  alternative  investment  managers.  Prior to joining  the  Investment
         Manager in 2001, Mr. Kulperger was a Vice-President  and Co-Head of the Alternative  Investments  Group at
         Nomura  Securities  International,  Inc. At Nomura,  he  co-headed  the group  responsible  for  creating,
         structuring  and  monitoring   custom-made  hedge  fund  of  fund  products  for  Japanese   institutional
         investors.  From  1993-1997,  he was an attorney in the Corporate and Securities  practice group at Arnold
         & Porter,  a Washington,  D.C. law firm. Mr.  Kulperger has a B.A. in  International  Relations from Brown
         University,  an M.A.  Equivalent in European  Administration  from the College of Europe,  and a J.D. from
         Stanford Law School.

         William  Brown,  Director of  Investment  Strategies.  William Brown is  responsible  for  developing  the
         ---------------
         firm's  investment  rationale and asset  allocation  policies.  Mr. Brown joined Tremont Advisers in March
         2000  as the  Primary  Specialist  in  Managed  Futures  and  Convertible  Arbitrage,  and  the  Secondary
         Specialist  in Fixed Income  within  Tremont's  Manager  Research  Department.  Prior to that, he spent 10 years  trading and managing  substantial  assets in a wide array of global  markets,  producing  financial advisory  services,  launching hedge funds and principal  protection  products,  and leading  trading- and modeling-systems  development  at IFC, a joint venture  formed in 1984 by two privately  held companies --
         International Forecasting Corporation (IFC) of Stamford,  Connecticut,  and IFC Management Ltd., a Bermuda
         company.  Mr.  Brown  joined  IFC in  February  1990.  From 1986 to 1990,  Mr.  Brown  designed  insurance modeling  software and built financial  projections as an actuarial  analyst for Cologne Life  Reinsurance
         in  Stamford,   Connecticut.   Later,  he  designed  options  modeling  software  for  Jonathan  Conway  &
         Associates,  a proprietary  commodities  trading firm in Stamford,  Connecticut,  where he learned trading and hedging  strategies.  Mr. Brown  graduated  from the  University  of Rochester in 1985 with a Major in
         Economics and a Minor in Philosophy,  and earned a Certificate in Management  Studies as an  undergraduate from the William E. Simon Graduate School of Business Administration.

         Suzanne S. Hammond,  Senior Vice  President,  Secretary and Treasurer.  Suzanne Hammond is responsible for
         ------------------
         program analysis and fund  administration/supervision  of the Investment Manager's  proprietary  products.
         Ms. Hammond is also responsible for certain  investment  supervision  clients and is a Director of certain private  investment  partnerships  managed by the  Investment  Manager.  Prior to joining  the  Investment
         Manager in 1989,  Ms.  Hammond spent six years with Rogers,  Casey & Barksdale,  Inc. as a Senior  Analyst responsible  for major  consulting  clients.  For five years prior to joining Rogers,  Casey,  Ms. Hammond served  as the  liaison  representative  managing  listed  midwestern  companies  on the  New  York  Stock
         Exchange,  Inc. She received a Bachelor of Arts degree in Russian  History/Economics  from the  University of North Carolina, Chapel Hill and an A.B.A. from Colby Jr. College.

ADMINISTRATIVE SERVICES

                  Under the terms of an  administration  agreement with the Fund, the Adviser will provide  certain administrative  services to the Fund,  including,  among others:  providing office space and other support services and personnel as necessary to provide such services to the Fund;  supervising the entities  retained by the Fund to provide  accounting  services,  investor  services and custody  services;  handling Member inquiries  regarding the
Fund,  including  but not  limited to  questions  concerning  their  investments  in the Fund and  capital  account balances;  preparing or assisting in the preparation of various reports,  communications  and regulatory filings of the Fund;  assisting in the review of investor  applications;  monitoring  the Fund's  compliance  with Federal and state regulatory  requirements  (other than those relating to investment  compliance);  coordinating and organizing meetings of the Board and meetings of Members and preparing  related  materials;  and  maintaining  and  preserving certain  books and  records of the Fund.  In  consideration  for these  services,  the Fund will pay the  Adviser a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding  Interests  determined as of the last day of each calendar month (the "Administration Fee").

INCENTIVE ALLOCATION

                  The Adviser (or an affiliated  company of the Adviser that it  designates) is entitled to receive a  performance-based  allocation  equal to 5% of the net  profits,  if any,  in  excess of the  "Preferred  Return"
(described  below) that otherwise  would have been credited to the capital  account of each Member (the  "Incentive
Allocation").  The  Incentive  Allocation  will be debited  from a Member's  capital  account  and  credited to the
Special Advisory Account,  and generally will be made as of the end of each calendar year (commencing  December 31,
2002),  and upon the repurchase of the Member's  Interest (or any portion  thereof).  It will also be made upon the admission  of a  substitute  Member to whom the  Interest  of a Member  has been  transferred  (unless no change in beneficial  ownership  results  from the  transfer)  and when the  Adviser  (or an  affiliate)  ceases  to serve as investment  adviser of the Fund.  (Each period for which the Incentive  Allocation is determined is an  "Allocation
Period.")  The  Incentive  Allocation  will apply only to net profits  for the  applicable  Allocation  Period that exceed  both:  (i)  the  Preferred  Return for the  Allocation  Period;  and (ii) any  balance in a "Loss  Recovery
Account" (described below) established for the Member.

                  For purposes of calculating the Incentive  Allocation and  determining  amounts to be credited to or debited  from the Loss  Recovery  Account of a Member,  net profits or net losses will  generally be measured as the net change in the value of the Member's  capital account  (including the effect of any unrealized  appreciation or depreciation  in the Fund's  investments,  the Fund's  realized gains and losses,  and its income and expenses), before giving effect to any repurchases by the Fund of the Member's  Interest or any portion  thereof.  The methods to be used in making these  calculations are set forth in the Fund's Limited  Liability Company Agreement (the "LLC
Agreement").  See Appendix C of this prospectus.

                  The Preferred Return is an amount  determined by applying an annual  percentage rate equal to the
2-year  Treasury  constant  maturity  rate to the capital  account  balance of a Member as of the beginning of each fiscal  period within the  Allocation  Period.  The 2-year  Treasury  constant  maturity rate used for this purpose will be  established  at the  beginning of each  calendar year and will be such rate as is reported by the Board of
Governors of the Federal Reserve System as of the last business day of the prior calendar year.

                  In addition,  the Incentive  Allocation  will be made only with respect to net profits  allocable to a Member  that  exceed any  balance in the  Member's  Loss  Recovery  Account.  The Loss  Recovery  Account is a
memorandum  account  with  respect to each  Member that has an initial  balance of zero.  As of the first day after the close of each  Allocation  Period,  the balance of the  account is  adjusted in the manner  provided by the LLC
Agreement  to increase  the balance to reflect net losses  allocated to the Member and to decrease the balance (but not below zero) to reflect any net profits  allocated to the Member.  The Loss Recovery  Account operates to ensure that a Member is not subject to the  Incentive  Allocation  on net profits  except to the extent they exceed  prior net losses.

                  With  respect to a repurchase  by the Fund as of a date that would not, but for such  repurchase, be the end of an Allocation  Period, the Incentive  Allocation will apply on a proportionate  basis if a portion of a Member's  Interest is  repurchased  by the Fund.  In such case,  the Incentive  Allocation  will be made on a pro rata  portion  of any net  profits  allocable  to the  Member  (based on the  percentage  portion  of the  Interest repurchased),  and by  attributing a pro rata portion of the Preferred  Return and any balance in the Loss Recovery
Account to the portion of the Interest being repurchased  (with  appropriate  reduction to the Preferred Return and the remaining balance of the Loss Recovery Account as to the portion of the Interest that is not repurchased).

                  The Adviser (or its designated  affiliate) may withdraw any Incentive  Allocation credited to the
Special Advisory Account at any time following the date on which the Incentive Allocation is made.

                  The  Incentive  Allocation  presents  risks that are not  present in funds  without an  incentive allocation.  See  "Risks--Incentive  Allocation." The overall fees,  expenses and the Incentive  Allocation  payable by the Fund or borne by Members  will be higher  than the fees and  expenses  of most other  registered  investment companies,  but generally will be similar to those of many private  investment  funds and certain other  registered investment  companies  with  investment  policies  similar to those of the Fund.  Very few  advisers of  registered investment companies receive incentive allocations similar to the Incentive Allocation.

ACCOUNTING AND CUSTODY SERVICES

                  PFPC Inc.  ("PFPC") provides various fund accounting,  investor  accounting and taxation services to the Fund.  In  consideration  of these  services,  the Fund will pay PFPC a monthly fee which is not expected to exceed  0.25% of the  Fund's  net  assets on an annual  basis and will  reimburse  PFPC for  certain  out-of-pocket expenses.  PFPC Trust Company,  an affiliate of PFPC,  serves as the Fund's custodian and maintains  custody of the
Fund's  assets.  The  principal  business  address  of  PFPC  and  PFPC  Trust  Company  is 400  Bellevue  Parkway,
Wilmington, Delaware 19809.

INVESTOR SERVICING ARRANGEMENTS

                  Under the terms of an investor  servicing  agreement  between the Fund and the  Distributor  (the
"Investor  Servicing  Agreement"),  the Distributor is authorized to retain  broker-dealers  and certain  financial advisers  to provide  ongoing  investor  services  and  account  maintenance  services  to  Members  that are their customers  ("Investor  Service  Providers").  These  services  include,  but are not  limited to,  handling  Member inquiries  regarding the Fund (e.g.,  responding to questions  concerning  investments in the Fund, capital account balances,  and reports and tax  information  provided by the Fund);  assisting in the  enhancement of relations and communications  between  Members and the Fund;  assisting in the  establishment  and maintenance of Member accounts with the Fund;  assisting in the  maintenance of Fund records  containing  Member  information;  and providing such other  information  and Member  liaison  services as the  Distributor  may reasonably  request.  Under the Investor
Servicing  Agreement,  the Fund will pay a fee to the  Distributor  to reimburse  it for payments  made to Investor
Service  Providers.  This fee will be paid  quarterly  and will be in an  amount,  with  respect  to each  Investor
Service  Provider,  not to exceed  the  lesser of: (i) 0.50% (on an  annualized  basis) of the  aggregate  value of outstanding  Interests held by investors that receive  services from the Investor Service  Provider,  determined as of the last day of the calendar  quarter  (before any  repurchases  of Interests or the Incentive  Allocation);  or
(ii) the  Distributor's  actual payments to the Investor  Service  Provider.  The  Distributor  will be entitled to reimbursement  under the  Investor  Servicing  Agreement  for any payments it may make to any  affiliated  Investor
Service Providers.

FUND EXPENSES

                  The Fund will bear its own  expenses  including,  but not limited  to: the  Management  Fee;  the
Administration  Fee;  fees for  Investor  Services;  any taxes;  investment-related  expenses  incurred by the Fund
(e.g.,  fees and expenses charged by the Portfolio  Managers and Portfolio Funds,  costs associated with organizing and operating Portfolio Accounts,  placement fees, interest on indebtedness,  fees for data and software providers, research  expenses,  professional  fees  (including,  without  limitation,  expenses of  consultants  and  experts)
relating to  investments);  fees and expenses for  accounting and custody  services;  the fees and expenses of Fund counsel,  legal counsel to the Independent Managers and the Fund's independent auditors;  costs associated with the registration  of the Fund,  including  the costs of compliance  with Federal and state laws;  costs and expenses of holding  meetings  of the  Board  and  meetings  of  Members,  including  costs  associated  with  preparation  and disseminations of proxy materials;  the costs of a fidelity bond and any liability  insurance obtained on behalf of the Fund or the Board;  and such other  expenses  as may be  approved  by the Board.  The Fund will  reimburse  the
Adviser for any of the above expenses that it pays on behalf of the Fund.

                  Offering  costs  required by applicable  accounting  principles to be charged to capital that are paid or accrued  during a fiscal period will be allocated  and charged to the capital  accounts of Members pro rata in accordance with their respective investment percentages for the period.

                  The  Fund's  organizational  expenses  are  being  borne  voluntarily  by  the  Adviser.  Initial offering  costs  are  being  charged  to  capital  and will be borne by the  Adviser  as a Member  of the Fund upon commencement of the Fund's operations.

                                                           INVESTOR QUALIFICATIONS

                  Interests  are  being  offered  only  to  investors  that  are  "Qualified  Clients."  Currently,
Qualified  Clients  include:  (i) natural persons and companies  (other than  investment  companies) that represent that they have a net worth (together,  in the case of a natural person,  with assets held jointly with a spouse) of more than  $1,500,000;  (ii) persons who have at least $750,000 under the Adviser's or its affiliates'  management, including  any  amount  invested  in the Fund;  (iii)  persons  who are  "qualified  purchasers"  as defined by the
Investment Company Act and the rules thereunder;  and (iv) certain  knowledgeable  employees who participate in the
Adviser's  investment  activities.  In addition,  Interests are offered only to investors that are U.S. persons for
Federal income tax purposes,  as defined below, and may not be purchased by charitable  remainder trusts.  You must complete and sign an investor  certification  that you meet these  requirements  before you may invest in the Fund.
The form of this  investor  certification  is  contained  in  Appendix A of this  prospectus.  The Fund will not be obligated  to sell to brokers or dealers any  Interests  that have not been placed with  Qualified  Investors  that meet all applicable requirements to invest in the Fund.

                  A person is  considered  a U.S.  person for Federal  income tax  purposes if the person is: (i) a citizen or resident  of the United  States;  (ii) a  corporation,  partnership  (including  an entity  treated as a corporation  or partnership  for U.S.  Federal income tax purposes) or other entity (other than an estate or trust)
created or organized under the laws of the United States,  any state therein or the District of Columbia;  (iii) an estate (other than a foreign  estate  defined in Section  7701(a)(31)(A)  of the Internal  Revenue Code of 1986, as
amended (the "Code"));  or (iv) a trust, if a court within the U.S. is able to exercise  primary  supervision  over its  administration  and one or more U.S.  persons have the authority to control all substantial  decisions of such trust.

                                                    REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

                  No Member or other  person  holding an  Interest  or a portion  of an  Interest  acquired  from a
Member  will have the right to require  the Fund to redeem that  Interest  or portion  thereof.  There is no public market  for  Interests,  and  none is  expected  to  develop.  With  very  limited  exceptions,  Interests  are not transferable and liquidity will be provided only through limited  repurchase  offers that will be made from time to time by the Fund.  Any  transfer of an Interest in violation of the LLC  Agreement  will not be permitted  and will be  void.  Consequently,  Members  may not be  able to  liquidate  their  investment  other  than  as a  result  of repurchases  of Interests  by the Fund,  as described  below.  For  information  on the Fund's  policies  regarding transfers of Interest, see "Repurchases and Transfers of Interests--Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS

                  The Fund from time to time will offer to  repurchase  outstanding  Interests  pursuant to written tenders by  Members.  Repurchase  offers will be made at such times and on such terms as may be  determined  by the
Board in its sole  discretion,  and generally will be offers to repurchase a specified dollar amount of outstanding
Interests.  A redemption  fee equal to 1.00% of the value of an Interest  (or portion of an  Interest)  repurchased by the Fund will apply if the date as of which the  Interest  is to be valued for  purposes of  repurchase  is less than one year following the date of a Member's  initial  investment in the Fund. If applicable,  the redemption fee will be deducted before payment of the proceeds of a repurchase.

                  In  determining  whether the Fund should  repurchase  Interests or portions  thereof from Members pursuant to written tenders,  the Board will consider the recommendations of the Adviser.  The Adviser expects that it will  recommend to the Board that the Fund offer to  repurchase  from  Interests  as of December  31, 2002,  and thereafter,  twice each year, as of the last business day of March and September.  The LLC Agreement  provides that the Fund will be dissolved if the Interest of any Member that has  submitted a written  request for  repurchase  of its Interest,  in accordance  with the terms of the LLC  Agreement,  has not been  repurchased by the Fund within a period of two years after the Member's  request.  See  "Repurchases and Transfers of  Interests--Repurchase  Offers"
in the SAI.  The Board will also consider the following factors, among others, in making its determination:

o        whether any Members have requested to tender Interests or portions thereof to the Fund;

o        the liquidity of the Fund's assets;

o        the investment plans and working capital requirements of the Fund;

o        the relative economies of scale with respect to the size of the Fund;

o        the history of the Fund in repurchasing Interests or portions thereof;

o        the economic condition of the securities markets; and

o        the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Board will  determine  that the Fund  repurchase  Interests or portions  thereof from Members pursuant  to  written  tenders  only on terms the Board  determines  to be fair to the Fund and  Members.  When the
Board determines that the Fund will make a repurchase  offer,  notice of that offer will be provided to each Member describing the terms of the offer,  and containing  information that Members should consider in deciding whether to tender  Interests for repurchase.  Members who are deciding  whether to tender their Interests or portions  thereof during the period that a repurchase  offer is open may ascertain  the estimated net asset value of their  Interests from the Adviser during the period the offer remains open.

                  When Interests are  repurchased by the Fund,  Members will generally  receive cash  distributions equal to the value of the  Interests  (or  portion  of the  Interest)  repurchased,  less the  redemption  fee,  if applicable.  However,  in the sole  discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind  distribution of securities  held by the Fund, or partly in cash and partly in-kind.  The Fund does not expect to distribute  securities  in-kind except in unusual  circumstances,  such as in the unlikely event that the
Fund does not have  sufficient  cash to pay for Interests  that are  repurchased  or if making a cash payment would result in a material  adverse effect on the Fund or on Members not tendering  Interests for  repurchase.  See "Risk
Factors--General  Risks."  Repurchases  will be effective  after receipt and  acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members.

                  A Member that tenders its entire  Interest will  generally have a taxable event when the Interest is  repurchased.  Gain,  if any,  will be  recognized  by a tendering  Member only as and after the total  proceeds received  by the  Member  exceed  the  Member's  adjusted  tax  basis  in the  Interest.  A loss,  if any,  will be recognized  only after the Member has received  full payment  under the  promissory  note that will be given to the
Member prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

                  Due to liquidity  restraints  associated  with the Fund's  investments in Portfolio Funds and the fact that the Fund may have to effect  withdrawals from those funds to pay for Interests being  repurchased,  it is presently expected that, under the procedures  applicable to the repurchase of Interests,  Interests will be valued for purposes of determining  their  repurchase price as of a date  approximately  one month after the date by which
Members must submit a repurchase  request (the "Valuation  Date") and that the Fund will generally pay the value of the  Interests or portions  thereof  repurchased  (or as discussed  below,  95% of such value if a Member's  entire
Interest is  repurchased)  approximately  one month after the Valuation  Date.  The amount that a Member may expect to receive on the  repurchase  of the  Member's  Interest  (or portion  thereof)  will be the value of the Member's capital  account (or portion  thereof being  repurchased)  determined  on the  Valuation  Date and based on the net asset value of the Fund's  assets as of that date,  after giving  effect to all  allocations  to be made as of that date to the  Member's  capital  account,  including  any  Incentive  Allocation,  and less the  redemption  fee, if applicable.  This  amount  will be  subject  to  adjustment  upon  completion  of the  annual  audit of the  Fund's financial  statements  for the fiscal  year in which the  repurchase  is  effected  (which it is  expected  will be completed  within 60 days after the end of each fiscal year).  If the entire  Interest of a Member is  repurchased, the Member will  receive an initial  payment  equal to 95% of the  estimated  value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and be subject to audit adjustment.

                  Under  these  procedures,  Members  will have to decide  whether to tender  their  Interests  for repurchase  without the benefit of having current  information  regarding value of Interests as of a date proximate to the  Valuation  Date.  In  addition,  there will be a  substantial  period of time  between the date as of which
Members must tender  Interests and the date they can expect to receive  payment for their  Interests from the Fund.
However,  promptly after the expiration of a repurchase offer,  Members whose Interests are accepted for repurchase will be  given  non-interest  bearing,  non-transferable  promissory  notes  by the Fund  representing  the  Fund's
obligation  to  pay  for  repurchased   Interests.   Payments  for  repurchased  Interests  may  be  delayed  under circumstances  where the Fund has determined to redeem its interests in Portfolio Funds to make such payments,  but has experienced delays in receiving payments from the Portfolio Funds.

                  A Member who tenders for repurchase  only a portion of the Member's  Interest will be required to maintain a capital account balance of $50,000,  net of the amount of the Incentive  Allocation,  if any, that is to be debited  from the  capital  account of the Member as of the  Valuation  Date with  respect to the portion of the
Interest  repurchased.  If a Member  tenders a portion of an Interest  and the  repurchase  of that  portion  would cause the Member's  capital  account  balance to fall below this required  minimum,  the Fund reserves the right to reduce  the  portion of the  Interest  to be  purchased  from the Member so that the  required  minimum  balance is maintained.

                  Repurchases of Interests by the Fund are subject to certain  regulatory  requirements  imposed by
SEC rules.

MANDATORY REDEMPTION BY THE FUND

                  The LLC  Agreement  provides  that the Fund may redeem an  Interest  (or  portion  thereof)  of a
Member  or any  person  acquiring  an  Interest  (or  portion  thereof)  from or  through  a Member  under  certain circumstances,  including if:  ownership of the Interest by the Member or other person will cause the Fund to be in violation  of certain  laws;  continued  ownership  of the  Interest  may  adversely  affect  the Fund;  any of the representations  and warranties  made by a Member in connection  with the  acquisition of the Interest was not true when made or has ceased to be true;  or it would be in the best  interests of the Fund to  repurchase  the Interest or a portion thereof.  Members whose Interest,  or a portion thereof,  is redeemed by the Fund will not be entitled to a return  of any  amount of sales  load  that was  charged  in  connection  with the  Member's  purchase  of the
Interest.

                                                        CALCULATION OF NET ASSET VALUE

                  The net asset  value of the Fund will be  computed as of the close of business on the last day of each "fiscal period" (as defined under "Capital  Accounts"  below).  The Fund's net asset value is the value of the
Fund's  assets less its  liabilities.  In  computing  net asset value,  the Fund will value  interests in Portfolio
Funds at their fair value,  which the Board has  determined  will  ordinarily  be the values of those  interests as determined  by the Portfolio  Managers of the  Portfolio  Funds in  accordance  with  policies  established  by the
Portfolio  Funds.  Other  securities and assets of the Fund  (including  securities and other  investments  held by
Portfolio  Accounts) will be valued at market value, if market quotations are readily available,  or will be valued at fair value as determined by in good faith by the Board or in accordance  with  procedures  adopted by the Board.
Expenses  of the Fund and its  liabilities  (including  the amount of any  borrowings)  are taken into  account for purposes of computing net asset value.

                  Prospective  investors  should be aware that there can be no  assurance  that the fair  values of interests in Portfolio  Funds as determined  under the procedures  described above will in all cases be accurate to the extent that the Fund,  the Board and the  Investment  Manager do not  generally  have  access to all  necessary financial and other  information  relating to the Portfolio Funds to determine  independently  the net asset values of those  funds.  The Board's  results in  accurately  fair  valuing  securities  whose market value is not readily ascertainable  as a result of a significant  event are subject to inaccuracies  and that its valuation of portfolio positions could have an adverse effect on the Fund's net assets if its judgments regarding  appropriate  valuations should prove incorrect.

                                                               CAPITAL ACCOUNTS

GENERAL

                  The Fund will  maintain a separate  capital  account for each Member,  which will have an opening balance equal to the Member's  initial  contribution to the capital of the Fund (i.e., the amount of the investment less any applicable  sales load).  Each Member's  capital account will be increased by the amount of any additional contributions  by the Member to the capital of the Fund, plus any amounts  credited to the Member's capital account as  described  below.  Similarly,  each  Member's  capital  account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's  Interest,  or portion thereof,  plus the amount of any distributions to the
Member  which are not  reinvested,  plus any amounts  debited  against the  Member's  capital  account as described below.

                  Capital  accounts  of Members  are  adjusted  as of the close of business on the last day of each fiscal  period.  A fiscal period  begins on the day after the last day of the  preceding  fiscal period and ends at the close of business  on the first to occur of (i) the last day of each fiscal year (March 31),  (ii) the last day of each taxable year (December 31),  (iii) the day preceding the date as of which any  contribution  to the capital of the Fund is made,  (iv) any day as of which the Fund  repurchases  any  Interest  (or  portion  thereof)  of any
Member,  or (v) any day as of which any amount is  credited to or debited  from the  capital  account of any Member other than an amount to be credited  to or debited  from the capital  accounts  of all Members in  accordance  with their  respective  investment  percentages.  An investment  percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's  capital account as of the  commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

                  The Special Advisory  Account is a capital account in the Fund that is maintained  solely for the purpose of receiving the Incentive  Allocation and no other allocations of profits,  losses or other items are made to or from such account.  Any balance in the Special  Advisory  Account will not be considered in  determining  the investment percentages of Members.

ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF OFFERING COSTS

                  Net  profits  or net  losses  of the Fund for each  fiscal  period  will be  allocated  among and credited  to or debited  against  the  capital  accounts  of Members  as of the last day of each  fiscal  period in accordance  with  Members'  respective  investment  percentages  for the period.  Net profits or net losses will be measured  as the net change in the value of the net  assets of the Fund  (including  any net  change in  unrealized appreciation  or  depreciation  of investments and realized income and gains or losses and expenses during a fiscal period,  before giving effect to any repurchases by the Fund of Interests (or portions thereof),  and excluding the amount of any items to be allocated  among the capital  accounts of the Members other than in  accordance  with the
Members' respective  investment  percentages.  As of the end of each Allocation Period, any Incentive Allocation to be made from net profits  otherwise  allocable to a Member will be debited  from the capital  account of the Member and  credited  to the Special  Advisory  Account.  See  "Management  of the  Fund--Incentive  Allocation."  Offering
costs  required by  applicable  accounting  principles  to be charged to capital that are paid or accrued  during a fiscal  period will be allocated and charged to the capital  accounts of Members pro rata in accordance  with their respective investment percentages for the period.

                  Allocations  for  Federal  income tax  purposes  generally  will be made  among  Members so as to reflect  equitably  amounts  credited or debited to each Member's capital account for the current and prior taxable years.  Under the LLC  Agreement,  the Adviser has the  discretion  to allocate  specially  an amount of the Fund's capital gains,  including  short-term  capital gain, for Federal income tax purposes to the Special Advisory Member and to a Member  that  withdraws  from the Fund (a  "Withdrawing  Member"),  in either  case to the extent that the capital  account balance of the Special  Advisory  Member or the Withdrawing  Member exceeds the Federal income tax basis in their respective Interests.

ALLOCATION OF SPECIAL ITEMS

                  Withholding  taxes or other tax  obligations  incurred by the Fund which are  attributable to any
Member  will be debited  against the capital  account of that  Member as of the close of the fiscal  period  during which the Fund paid those  obligations,  and any amounts  then or  thereafter  distributable  to the Member will be reduced by the amount of those  taxes.  If the amount of those  taxes is greater  than the  distributable  amounts, then the Member and any  successor  to the  Member's  Interest is  required  to pay upon  demand to the Fund,  as a contribution to the capital of the Fund, the amount of the excess.

                  Generally,  any  expenditures  payable by the Fund,  to the extent paid or withheld on behalf of, or by reason of particular  circumstances  applicable to, one or more,  but fewer than all of the Members,  will be charged to only those  Members on whose behalf the payments are made or whose  particular  circumstances  gave rise to the payments.  These charges will be debited to the capital  accounts of the applicable  Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

                  Appropriate  reserves may be created,  accrued and charged against net assets and proportionately against the capital  accounts of the Members for contingent  liabilities as of the date the contingent  liabilities become known to the Fund.  Reserves will be in such amounts  (subject to increase or reduction)  which the Fund may deem  necessary  or  appropriate.  The  amount  of any  reserve  (or any  increase  or  decrease  therein)  will be proportionately  charged or credited,  as appropriate,  to the capital accounts of those Members who are Members at the time when the reserve is created,  increased or decreased,  as the case may be; provided,  however, that if the
                                                                                    --------   -------
reserve (or any increase or decrease  therein)  exceeds the lesser of $500,000 or 1% of the aggregate  value of the capital accounts of all those Members,  the amount of the reserve,  increase,  or decrease shall instead be charged or credited to those  Members  who were  Members at the time,  as  determined  by the Fund,  of the act or omission giving  rise to the  contingent  liability  for which the  reserve  was  established,  increased  or  decreased  in proportion to their capital accounts at that time.

VOTING

                  Each  Member  will have the right to cast a number  of votes  based on the value of the  Member's capital  account  relative to the value of the capital  accounts of all Member at any meeting of Members  called by the Board or  investors  holding  at least a  majority  of the total  number  of votes  eligible  to be cast by all
Members.  Members will be entitled to vote on any matter on which  shareholders of a registered  investment company organized as a  corporation  would be entitled to vote,  including  the  election of Managers,  the approval of the
Advisory Agreement and the approval of the Fund's independent  auditors,  in each case to the extent that voting by shareholders  is required by the Investment  Company Act.  Except for the exercise of their voting rights,  Members will not be entitled to  participate in the  management or control of the Fund's  business,  and may not act for or bind the Fund.

                                                                    TAXES

                  The  following  is a summary  of  certain  aspects  of the  income  taxation  of the Fund and its
Members  that should be  considered  by a  prospective  Member.  The Fund has not sought a ruling from the Internal
Revenue Service (the  "Service") or any other Federal,  state or local agency with respect to any of the tax issues affecting  the Fund,  nor has it obtained an opinion of counsel  with  respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

                  This  summary of certain  aspects of the Federal  income tax  treatment of the Fund is based upon the  Internal  Revenue  Code of 1986,  as amended (the  "Code"),  judicial  decisions,  Treasury  Regulations  (the
"Regulations")  and rulings in  existence  on the date  hereof,  all of which are subject to change.  This  summary does not  discuss  the  impact of  various  proposals  to amend  the Code  that  could  change  certain  of the tax consequences  of an investment  in the Fund.  This summary also does not discuss all of the tax  consequences  that may be relevant to a particular  investor or to certain  investors  subject to special  treatment under the Federal income tax laws, such as insurance companies.

                  Prospective  Members  should consult with their own tax advisers In order fully to understand the
Federal, state, local and foreign income tax consequences of an investment in the Fund.

                  In  addition  to the  particular  matters  set forth in this  section,  tax-exempt  organizations should review  carefully  those  sections of this  prospectus and the SAI regarding  liquidity and other  financial matters to ascertain  whether the investment  objectives of the Fund are consistent  with their overall  investment plans.  Prospective  tax-exempt  investors are urged to consult  their own counsel  regarding  the  acquisition  of
Interests.

Tax Treatment of Fund Operations
--------------------------------

                  Classification  of the Fund.  The Fund has  received  an  opinion  of  Schulte  Roth & Zabel LLP,
                  ---------------------------
Special Fund Counsel,  that under the provisions of the Code and the  Regulations,  as in effect on the date of the opinion,  as well as under the  relevant  authority  interpreting  the Code and the  Regulations,  and  based  upon certain  representations  of the Board,  the Fund will be treated as a partnership  for Federal income tax purposes and not as an association taxable as a corporation.

                  Under  Section  7704 of the  Code,  "publicly  traded  partnerships"  are  generally  treated  as corporations  for Federal income tax purposes.  A publicly  traded  partnership is any partnership the interests in which are traded on an established  securities  market or which are readily  tradable on a secondary market (or the substantial  equivalent  thereof).  Interests will not be traded on an established  securities market.  Regulations concerning the  classification  of partnerships as publicly traded  partnerships (the  "Section 7704  Regulations")
provide certain safe harbors under which interests in a partnership  will not be considered  readily  tradable on a secondary  market (or the  substantial  equivalent  thereof).  The Fund may not be  eligible  for any of those safe harbors.  In  particular,  it will not  qualify  under the private  placement  safe harbor set forth in the Section
7704 Regulations if the Fund has more than 100 Members.

                  The Section  7704  Regulations  specifically  provide that the fact that a  partnership  does not qualify for the safe harbors is disregarded  for purposes of  determining  whether  interests in a partnership  are readily  tradable  on a  secondary  market  (or the  substantial  equivalent  thereof).  Rather,  in this event the partnership's  status is  examined  under a general  facts and  circumstances  test set forth in the  Section  7704
Regulations.  Schulte  Roth & Zabel LLP also has rendered its opinion  that,  under this "facts and  circumstances"
test, and based upon the  anticipated  operations of the Fund as well as the  legislative  history to Section 7704, the text of the Section 7704  Regulations and certain  representations  of the Fund,  Interests will not be readily tradable on a secondary market (or the substantial  equivalent thereof) and,  therefore,  that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

                  Neither of the opinions of counsel  described  above,  however,  is binding on the Service or the courts.  If it were determined  that the Fund should be treated as an association or a publicly traded  partnership taxable as a corporation  for Federal  income tax purposes (as a result of a successful  challenge to such opinions by the Service,  changes in the Code,  the  Regulations or judicial  interpretations  thereof,  a material  adverse change in facts,  or  otherwise),  the  taxable  income of the Fund would be subject to  corporate  income tax when recognized by the Fund;  distributions  of such income,  other than in certain  redemptions of Interests,  would be treated as dividend  income when received by the Members to the extent of the current or  accumulated  earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

                  Unless  otherwise  indicated,  references in the following  discussion of the tax consequences of
Fund investments,  activities, income, gain and loss, include the direct investments,  activities, income, gain and loss of the Fund, and those  indirectly  attributable  to the Fund as a result of it being an investor in Portfolio
Funds.
                  As a  partnership,  the Fund is not  itself  subject  to Federal  income  tax.  The Fund files an annual  partnership  information  return with the Service which reports the results of  operations.  Each Member is required to report  separately on its income tax return its distributive  share of the Fund's net long-term capital gain or loss, net short-term  capital gain or loss and all other items of ordinary  income or loss.  Each Member is taxed on its  distributive  share of the Fund's  taxable  income and gain  regardless of whether it has received or will  receive a  distribution  from the Fund.  For a more  detailed  discussion  of  certain  aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.
                                                          DISTRIBUTION ARRANGEMENTS

GENERAL

                  The  Distributor  acts as the  distributor  of  Interests  on a best  efforts  basis,  subject to various  conditions,  pursuant  to the  terms of a  General  Distributor's  Agreement  entered  into with the Fund.
Interests may be purchased  through the  Distributor  or through  brokers or dealers that have entered into selling agreements  with the  Distributor.  The Fund is not obligated to sell to a broker or dealer any Interests that have not been  placed  with  Qualified  Investors  that meet all  applicable  requirements  to  invest in the Fund.  The
Distributor  maintains  its  principal  office at 6803 South  Tucson  Way,  Englewood,  Colorado  80112,  and is an
affiliate of the Adviser and the Investment Manager.

                  Interests  are  being  offered  in an  initial  offering.  The  Distributor  expects  to  deliver
Interests  purchased in the initial  offering on or about  January 2, 2002, or on such earlier or later date as the
Distributor may determine.  Subsequent to the initial  offering,  Interests will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

                  Neither the  Distributor  nor any other broker or dealer is obligated to buy from the Fund any of the  Interests.  There is no  minimum  aggregate  amount of  Interests  required  to be  purchased  in the  initial offering.  The  Distributor  does not intend to make a market in  Interests.  The Fund has agreed to indemnify  the
Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

PURCHASE TERMS

                  Interests are being offered only to Qualified  Investors that meet all  requirements to invest in the Fund.  The  minimum  initial  investment  in the Fund by an  investor  is $50,000  (less the  applicable  sales load).  Subsequent  investments  must be at least $25,000 (less the applicable  sales load).  These minimums may be modified by the Fund from time to time.  Interests  are being sold subject to a sales load,  described on the cover of this prospectus.

                  Under a right of accumulation  offered by the Fund, the amount of each  additional  investment in the  Fund by a Member  will be  aggregated  with the  amount  of the  Member's  initial  investment  and any  other additional  investments  in  determining  the  applicable  sales load.  The right of  accumulation  also permits an investor's  investment  in the  Fund  to be  combined  with  investments  made  by the  investor's  spouse,  or for individual accounts (including IRAs and 403(b) Plans),  joint accounts of such persons,  and for trust or custodial accounts on behalf of their  children who are minors.  A fiduciary can count all  Interests  purchased for a trust, estate or other  fiduciary  account  (including  one or more employee  benefit plans of the same employer) that has multiple  accounts.  The  Distributor  will add the value, at the current  offering price, of Interests  previously purchased and currently owned to the value of Interests  currently  purchased to determine the sales load rate that applies.  The  reduced  sales load will apply only to current  purchases.  An  investor  must  request  the reduced sales load when making an investment.

                  In  addition,  the sales  load may be waived in  certain  cases  with  respect  to  purchases  of
Interests by certain purchasers,  including: persons affiliated with the Adviser (or with its affiliates);  brokers and dealers  that use  Interests  in  connection  with  investment  products  they offer or that sell  Interests to defined  contribution  plans  for  which  the  broker  or dealer  provides  administration  services;  and  certain retirement  plans and  deferred  compensation  plans.  For further  information,  see  Appendix A of the SAI. To be eligible  to  receive  a waiver  of the  sales  load or  special  sales  load  rate  applicable  under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

                  The full  amount of the sales  load is  reallowed  by the  Distributor  to  selling  brokers  and dealers.  In  addition,  the  Distributor  (or one of its  affiliates)  may pay from its own  resources  additional compensation  to brokers and dealers of up to 1% of the value of Interests  sold by such  brokers and dealers.  The maximum  underwriting  compensation  to be paid to  underwriters  and related  persons in connect  with the initial offering of  Interests  will not exceed 8% of the initial  gross  proceeds of  Interests  sold.  Such  compensation consists of the maximum sales load of 2.5% and the 1% additional compensation described above.

                  Investor funds will not be accepted  until the  registration  statement to which this  prospectus relates is declared  effective.  All  investor  funds for the  initial  closing of the sale of  Interests,  and for closings of subsequent  offerings,  will be deposited in an escrow account  maintained by PFPC, as escrow agent, at
PNC Bank,  Delaware,  for the benefit of the  investors.  Funds held in the escrow  account may be invested in high quality,  short-term  investments,  and any  interest  earned on the funds  will be paid to  investors  on the date
Interests  are issued.  The full amount of an  investment  is payable in federal  funds,  which must be received by the  Distributor  not later than  fourteen  calendar  days prior to the  beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

                  Before  an  investor  may  invest  in  the  Fund,  the   Distributor  or  the  investor's   sales
representative  will  require a  certification  from the investor  that it is a Qualified  Investor and meets other requirements  for  investment,  and  that the  investor  will not  transfer  its  Interest  except  in the  limited circumstances  permitted  under the LLC Agreement.  The form of investor  certification  that each investor will be asked to sign is contained in Appendix A of this prospectus.  An investor's  certification  must be received by the
Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

                  The LLC  Agreement is contained in Appendix C of this  prospectus.  Each new investor  will agree to be bound by all of its terms by executing the investor certification form.

                                                             GENERAL INFORMATION

                  The  Fund is  registered  under  the  Investment  Company  Act as a  closed-end,  non-diversified management  investment  company.  The Fund was formed as a limited liability company under the laws of the State of
Delaware on October 3, 2001 and has no  operating  history.  The Fund's  address is 498 Seventh  Avenue,  New York,
New York 10018, and its telephone number is (212) 323-0200.

9114223.11                                                       A-2

                                                                                                         APPENDIX A

                                              INVESTOR CERTIFICATION

       I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net
Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company,
(ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment
Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement.  I am not a charitable remainder trust.

          I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

          I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Redemptions, Repurchases of Interests and
Transfers" provisions in the prospectus.

          I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 60 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends,** or (3) the IRS has notified me that I am no longer subject to backup withholding.  I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

          If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii)
the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment.
However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

          I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify OppenheimerFunds, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

          By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's
Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus.  I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or
(B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.
**  The Investor must cross out item (2) if it  has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

9114223.11                                                       B-3

                                                                                                         APPENDIX B
                                    INVESTMENT MANAGER PERFORMANCE INFORMATION

         Tremont  Partners,  Inc. (the  "Investment  Manager")  employs an investment  program for the Fund that is substantially  the same as the  investment  program  that it employs in managing a private  investment  Partnership
(the "Private  Fund").  The investment  objective and policies of the Fund are  substantially  the same as those of the Private Fund.  Similar to the investment  program of the Fund, the Investment  Manager selects on behalf of the
Private  Fund  various  alternative  asset  managers  with which it will  invest the  Private  Fund's  assets.  The personnel of the  Investment  Manager who will be  responsible  for managing the  investment  portfolio of the Fund manage the  investment  portfolio  of the Private  Fund.  Interests  in the Private  Fund are not  currently  being offered to investors.

         Because of the  similarity  of investment  programs,  as a general  matter,  the  Investment  Manager will consider  participation by the Fund in all appropriate  investment  opportunities  that are under  consideration by the  Investment  Manager for the Private  Fund.  The  Investment  Manager  will  evaluate  for the Fund and for the
Private Fund a variety of factors that may be relevant in determining whether a particular  investment  opportunity or strategy is  appropriate  and  feasible for the Fund or the Private Fund at a  particular  time.  Because  these considerations  may  differ  for the  Fund  and  the  Private  Fund in the  context  of any  particular  investment opportunity and at any particular  time, the investment  activities and future  investment  performance of the Fund and the Private Fund will differ.  See "CONFLICTS OF INTEREST."

         The  following  table sets forth the  performance  record of the Private  Fund for the periods  indicated, adjusted  to show the  performance  net of the fees,  estimated  expenses  and  Incentive  Allocation  of the Fund, excluding  the impact if any sales load paid by an investor.  The Private Fund is the only  non-proprietary,  fully invested  account  managed by the Investment  Manager that has an investment  history of more than one month and an investment  program that is  substantially  similar to that of the Fund.  The table does not reflect the investment performance of the Fund. The table should be read in conjunction  with the notes  thereto.  PAST  PERFORMANCE  DOES
NOT GUARANTEE FUTURE RESULTS.  Prospective  investors should recognize that there are certain  differences  between the investment  policies of the Fund and the Private Fund and that their fees,  expenses and incentive  allocations differ.  Unlike the Fund, the Private Fund is not subject to certain investment  limitations  imposed by applicable securities  laws which,  if  applicable,  may have  adversely  affected  the  Private  Fund's  performance.  Future performance of the Fund and of the Private Fund will differ.

THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

                              Private Fund        Private Fund Pro Forma
                          Pro Forma Net Return      Year to Date Return
                                (1), (2)               (1), (2), (3)
            1998
            ----
          September              0.54%                     0.54%
           October               1.18%                     1.73%
          November               0.52%                     2.25%
          December               0.19%                     2.44%

            1999
            ----
           January               -0.32%                   -0.32%
          February               1.69%                     1.36%
            March                -0.27%                    1.09%
            April                0.59%                     1.69%
             May                 0.75%                     2.45%
            June                 1.59%                     4.08%
            July                 1.66%                     5.81%
           August                -0.08%                    5.73%
          September              0.63%                     6.39%
           October               0.98%                     7.44%
          November               1.28%                     8.82%
          December               0.12%                     8.95%

            2000
            ----
           January               1.34%                     1.34%
          February               1.17%                     2.53%
            March                0.88%                     3.44%
            April                1.74%                     5.23%
             May                 1.68%                     7.01%
            June                 1.32%                     8.42%
            July                 0.57%                     9.04%
           August                0.85%                     9.97%
          September              0.28%                    10.28%
           October               0.16%                    10.45%
          November               0.43%                    10.92%
          December               0.32%                    11.27%

            2001
            ----
           January               1.57%                     1.57%
          February               0.48%                     2.05%
            March                1.04%                     3.12%
            April                0.53%                     3.66%
             May                 0.56%                     4.25%
            June                 -0.06%                    4.18%
            July                 0.24%                     4.44%
           August                0.75%                     5.22%
          September              0.21%                     5.44%
           October               0.49%                     5.96%
          November               0.40%                     6.38%

The above returns for the Private Fund are pro forma and reflect the impact of the fees, estimated expenses and the Incentive Allocation of the Fund, excluding the impact 0f any sales load paid by an investor, and not those of the Private Fund.

                                         Notes To Performance Information

The table above is based on the Private Fund's  investment  performance  and is not the  investment  performance of the Fund.  The  information  contained in the table was prepared by Tremont  Partners,  Inc. based on the following facts and assumptions:

         1.       The Private Fund  commenced  operations  on June 1, 2000 and has a December 31 fiscal  year.  The information  for the  Private  Fund is  based on gross  investment  returns  derived  from  its  audited  financial statements  from September 1, 1998 through  December 31, 2000, and on unaudited  financial  statements from January
1, 2001 through September 30, 2001.  PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE RESULTS.
2........The Net Returns shown above have been computed  based on the gross  investment  performance of the Private
Fund net of all fees,  estimated  expenses  and charges  (other than any sales load  payable by an  investor)  that would  have  been  borne by the Fund or its  investors,  including:  a 5%  incentive  allocation  allocable  to the
Investment  Manager  (in  excess  of the  Preferred  Return)  at the end of each tax year of the  Fund;  a  monthly management fee calculated at the annual rate of 1.00% of the aggregate  value of outstanding  Interests  determined as of the last day of the month  (before any  repurchases  of Interests or the incentive  allocation);  a quarterly administration  fee  calculated  at the annual rate of 0.25% of the value of  outstanding  Interests  at the end of each month;  a quarterly  Investor  Servicing  Fee computed at the annual rate of 0.50% of the  aggregate  value of outstanding  interests as of the last day of each calendar quarter;  and other expenses estimated at 0.40% annually based on end of month  net  assets.  The  gross  investment  performance  of the  Private  Fund is net of all fees, expenses  and  incentive  allocations  borne  directly and  indirectly  by the Private Fund as an investor in other investment  funds.  The above  returns  reflect the results that would have been  achieved,  based on the foregoing assumptions, by an investor who invested in the Private Fund on September 1, 1998.
3.       The Annual Returns shown above  represent the percentage  change in an investor's  capital account balance in the Private Fund for a calendar  year based on an  investor's  capital  account  balance at the inception of the
Private  Fund or at the  beginning  of  each  subsequent  calendar  year,  as  applicable,  through  the end of the applicable calendar year.

9112561.8

                                                                                                         APPENDIX C

                                   OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

                                      (A Delaware Limited Liability Company)

                                       ------------------------------------

                                        LIMITED LIABILITY COMPANY AGREEMENT

                                           Dated as of November 19, 2001

                                       ------------------------------------

                                                498 Seventh Avenue
                                                New York, NY 10018
                                                  (212) 323-0200

9112561.8
                                                        ii
                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

Article I DEFINITIONS.............................................................................................1
Article II ORGANIZATION; ADMISSION OF MEMBERS....................................................................10
   2.1                        Formation of Limited Liability Company      10
   2.2            Name     10
   2.3            Principal and Registered Office 10
   2.4            Duration 11
   2.5            Business of the Fund      11
   2.6            Board of Managers 11
   2.7            Members  12
   2.8            Special Advisory Member   12
   2.9            Organizational Member     13
   2.10           Both Managers and Members 13
   2.11           Limited Liability 13
Article III MANAGEMENT...........................................................................................13
   3.1            Management and Control    13
   3.2            Actions by the Board of Managers   14
   3.3            Meetings of Members       14
   3.4            Custody of Assets of the Fund      15
   3.5            Other Activities of Members and Managers    15
   3.6            Duty of Care      16
   3.7            Indemnification   16
   3.8            Fees, Expenses and Reimbursement   18
Article IV TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND REPURCHASES..............................19
   4.1            Termination of Status of the Adviser        19
   4.2            Termination of Status of a Manager 19
   4.3            Removal of the Managers   20
   4.4            Transfer of Interests of Members   20
   4.5            Transfer of Interests of Special Advisory Member     21
   4.6            Repurchase of Interests   21
Article V CAPITAL................................................................................................24
   5.1            Contributions to Capital  24
   5.2            Rights of Members to Capital       24
   5.3            Capital Accounts  24
   5.4            Allocation of Net Profit and Net Loss; Allocation of Offering Costs  25
   5.5            Allocation of Certain Expenditures 25
   5.6            Reserves 25
   5.7            Incentive Allocation      26
   5.8            Tax Allocations   27
   5.9            Distributions     28
   5.10           Withholding       28
Article VI DISSOLUTION AND LIQUIDATION...........................................................................29
   6.1            Dissolution       29
   6.2            Liquidation of Assets     30
Article VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS.........................................................31
   7.1            Accounting and Reports    31
   7.2            Determinations by the Board of Managers     31
   7.3            Valuation of Assets       31
Article VIII MISCELLANEOUS PROVISIONS............................................................................32
   8.1            Amendment of Limited Liability Company Agreement     32
   8.2            Special Power of Attorney 33
   8.3            Notices  34
   8.4            Agreement Binding Upon Successors and Assigns        34
   8.5            Applicability of 1940 Act and Form N-2      35
   8.6            Choice of Law     35
   8.7            Not for Benefit of Creditors       35
   8.8            Consents 35
   8.9            Merger and Consolidation  35
   8.10           Pronouns 36
   8.11           Confidentiality   36
   8.12           Certification of Non-Foreign Status36
   8.13           Severability      36
   8.14           Filing of Returns 37
   8.15           Tax Matters Partner       37
   8.16           Section 754 Election      38
   8.17           Use of Names "Oppenheimer" and "Tremont"    38

9114223.11                                                      C-40

                                   OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                                        LIMITED LIABILITY COMPANY AGREEMENT

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of Oppenheimer Tremont Market Neutral Fund, LLC (the
"Fund") is dated as of November 19, 2001 by and among Ronald J. Abdow, John V. Murphy and Peter I. Wold as the
Managers, OppenheimerFunds, Inc. as the Adviser and Organizational Member, Tremont Partners, Inc., as the company designated by the Advisor as the Special Advisory Member, and those persons hereinafter admitted as Members.

                  WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware
Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on October 3, 2001;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                                     ARTICLE I

                                                        DEFINITIONS

                  For purposes of this Agreement:

Administrator                                     The person who provides administrative services
                                                  to the Fund pursuant to an administrative
                                                  services agreement.

Adviser                                           OppenheimerFunds, Inc., a limited liability
                                                  company organized under Delaware law, or any
                                                  person who may hereafter serve as the investment
                                                  adviser to the Fund pursuant to an Investment
                                                  Advisory Agreement.

Advisers Act                                      The Investment Advisers Act of 1940 and the
                                                  rules, regulations and orders thereunder, as
                                                  amended from time to time, or any successor law.

Affiliate                                         An affiliated person of a person as such term is
                                                  defined in the 1940 Act.

Agreement                                         This Limited Liability Company Agreement, as
                                                  amended from time to time.

Allocation Change                                 With respect to each Member for each Allocation
                                                  Period, the difference between:

                                                  (1)      the sum of (a) the balance of such
                                                           Member's Capital Account as of the
                                                           close of the Allocation Period (after
                                                           giving effect to all allocations to be
                                                           made to such Member's Capital Account
                                                           as of such date other than any
                                                           Incentive Allocation to be debited
                                                           against such Member's Capital Account),
                                                           plus (b) any debits to such Member's
                                                           Capital Account during the Allocation
                                                           Period to reflect any actual or deemed
                                                           distributions or repurchases with
                                                           respect to such Member's Interest, plus
                                                           (e) any debits to such Member's Capital
                                                           Account during the Allocation Period to
                                                           reflect any items allocable to such
                                                           Member's Capital Account pursuant to
                                                           Section 5.5 hereof; and

                                                  (2)      the sum of (a) the balance of such
                                                           Member's Capital Account as of the
                                                           commencement of the Allocation Period,
                                                           plus (b) any credits to such Member's
                                                           Capital Account during the Allocation
                                                           Period to reflect any contributions
                                                           made by such Member to the capital of
                                                           the Fund.

                                                  If the amount specified in clause (1) exceeds
                                                  the amount specified in clause (2), such
                                                  difference shall be a Positive Allocation
                                                  Change, and if the amount specified in clause
                                                  (2) exceeds the amount specified in clause (1),
                                                  such difference shall be a Negative Allocation
                                                  Change.

Allocation Period                                 With respect to each Member, the period
                                                  commencing as of the date of admission of such
                                                  Member to the Fund, and thereafter each period
                                                  commencing as of the day following the last day
                                                  of the preceding Allocation Period with respect
                                                  to such Member, and ending at the close of
                                                  business on the first to occur of the following:

                                                  (1)      the last day of a Fiscal Year;

                                                  (2)      the day as of which the Fund
                                                  repurchases the Interest (or any portion of the
                                                  Interest) of such Member;

                                                  (3)      the day as of which the Fund admits as
                                                  a substituted Member a person to whom the
                                                  Interest of such Member has been Transferred
                                                  (unless there is no change of beneficial
                                                  ownership); and

                                                  (4)      the day as of which the Adviser's
                                                  status as the Special Advisory Member (or the
                                                  status as Special Advisory Member of an
                                                  Affiliate of the Adviser) is terminated pursuant
                                                  to Section 4.1.

Board of Managers                                 The Board of Managers established pursuant to
                                                  Section 2.6.

Capital Account                                   With respect to each Member, the capital account
                                                  established and maintained on behalf of each
                                                  Member pursuant to Section 5.3.

Certificate                                       The Certificate of Formation of the Fund and any
                                                  amendments thereto as filed with the office of
                                                  the Secretary of State of the State of Delaware.

Closing Date                                      The first date on or as of which a person other
                                                  than an Organizational Member is admitted to the
                                                  Fund as a Member.

Code                                              The United States Internal Revenue Code of 1986,
                                                  as amended, and as hereafter amended from time
                                                  to time, or any successor law.

Delaware Act                                      The Delaware Limited Liability Company Act as in
                                                  effect on the date hereof and as amended from
                                                  time to time, or any successor law.

Fiscal Period                                     The period commencing on the Closing Date, and
                                                  thereafter each period commencing on the day
                                                  immediately following the last day of the
                                                  preceding Fiscal Period, and ending at the close
                                                  of business on the first to occur of the
                                                  following dates:

                                                  (1)      the last day of a Fiscal Year;

                                                  (2)      the last day of a Taxable Year;

                                                  (3)      the day preceding any day as of which a
                                                           contribution to the capital of the Fund
                                                           is made pursuant to Section 5.1; or

                                                  (4)      any day on which the Fund repurchases
                                                           any Interest or portion of an Interest
                                                           of any Member;

                                                  (5)      any day (other than one specified in
                                                           clause (2) above) as of which this
                                                           Agreement provides for any amount to be
                                                           credited to or debited against the
                                                           Capital Account of any Member, other
                                                           than an amount to be credited to or
                                                           debited against the Capital Accounts of
                                                           all Members in accordance with their
                                                           respective Investment Percentages.

Fiscal Year                                       The period commencing on the Closing Date and
                                                  ending on March 31, 2002, and thereafter each
                                                  period commencing on April 1 of each year and
                                                  ending on March 31 of each year (or on the date
                                                  of a final distribution pursuant to Section 6.2
                                                  hereof), unless and until the Board of Managers
                                                  shall elect another fiscal year for the Fund.

Form N-2                                          The Fund's Registration Statement on Form N-2
                                                  filed with the Securities and Exchange
                                                  Commission, as amended from time to time.

Fund                                              The limited liability company governed hereby,
                                                  as such limited liability company may from time
                                                  to time be constituted.

Distributor                                       OppenheimerFunds Distributor, Inc., a Colorado
                                                  corporation, or any person who may hereafter
                                                  serve as the distributor of Interests pursuant
                                                  to a general distributor's agreement with the
                                                  Fund.

Incentive Allocation                              With respect to each Member, 5% of the amount,
                                                  determined as of the close of each Allocation
                                                  Period with respect to such Member, by which
                                                  such Member's Positive Allocation Change for
                                                  such Allocation Period, if any, exceeds both:
                                                  (1) the Preferred Return; and (2) the amount of
                                                  any positive balance in such Member's Loss
                                                  Recovery Account.

Independent Managers                              Those Managers who are not "interested persons"
                                                  of the Fund as such term is defined by the 1940
                                                  Act.

Initial Manager                                   John V. Murphy, the person who directed the
                                                  formation of the Fund and served as the sole
                                                  initial Manager.

Interest                                          The entire ownership interest in the Fund at any
                                                  particular time of a Member or other person to
                                                  whom an Interest of a Member or portion thereof
                                                  has been transferred pursuant to Section 4.4
                                                  hereof, including the rights and obligations of
                                                  such Member or other person under this Agreement
                                                  and the Delaware Act.

Investment Advisory Agreement                     A separate written agreement entered into by the
                                                  Fund pursuant to which the Adviser provides
                                                  investment advisory services to the Fund.

Investment Manager                                Tremont Partners, Inc., a Delaware corporation,
                                                  or any person who may hereinafter serve as the
                                                  investment manager of the Fund.

Investment Percentage                             A percentage established for each Member on the
                                                  Fund's books as of the first day of each Fiscal
                                                  Period.  The Investment Percentage of a Member
                                                  for a Fiscal Period shall be determined by
                                                  dividing the balance of the Member's Capital
                                                  Account as of the commencement of such Fiscal
                                                  Period by the sum of the Capital Accounts of all
                                                  of the Members as of the commencement of such
                                                  Fiscal Period.  The sum of the Investment
                                                  Percentages of all Members for each Fiscal
                                                  Period shall equal 100%.

Loss Recovery Account                             A memorandum account to be recorded in the books
                                                  and records of the Fund with respect to each
                                                  Member, which shall have an initial balance of
                                                  zero and which shall be adjusted as follows:

                                                  (1)      As of the first day after the close of
                                                           each Allocation Period for such Member,
                                                           the balance of the Loss Recovery
                                                           Account shall be increased by the
                                                           amount, if any, of such Member's
                                                           Negative Allocation Change for such
                                                           Allocation Period and shall be reduced
                                                           (but not below zero) by the amount, if
                                                           any, of such Member's Positive
                                                           Allocation Change for such Allocation
                                                           Period.

                                                  (2)      The balance of the Loss Recovery
                                                           Account shall be reduced (but not below
                                                           zero) as of the first day following
                                                           each date as of which the Capital
                                                           Account balance of any Member is
                                                           reduced as a result of repurchase or
                                                           Transfer with respect to such Member's
                                                           Interest by an amount determined by
                                                           multiplying (a) such positive balance
                                                           by (b) a fraction, (i) the numerator of
                                                           which is equal to the amount of the
                                                           repurchase or transfer, and (ii) the
                                                           denominator of which is equal to the
                                                           balance of such Member's Capital
                                                           Account immediately before giving
                                                           effect to such repurchase or Transfer.

                                                  No transferee of any Interest shall succeed to
                                                  any Loss Recovery Account balance or portion
                                                  thereof attributable to the transferor unless
                                                  the Transfer by which such transferee received
                                                  such Interest did not involve a change of
                                                  beneficial ownership.

Manager                                           An individual designated as a manager of the
                                                  Fund pursuant to the provisions of Section 2.6
                                                  of the Agreement and who serves on the Board of
                                                  Managers of the Fund.

Member                                            Any person who shall have been admitted to the
                                                  Fund as a member (including any Manager in such
                                                  person's capacity as a member of the Fund but
                                                  excluding any Manager in such person's capacity
                                                  as a Manager of the Fund) until the Fund
                                                  repurchases the entire Interest of such person
                                                  pursuant to Section 4.6 hereof or a substituted
                                                  member or members are admitted with respect to
                                                  any such person's entire Interest as a member
                                                  pursuant to Section 4.4 hereof; such term
                                                  includes the Adviser or an Affiliate of the
                                                  Adviser to the extent the Adviser (or such
                                                  Affiliate) makes a capital contribution to the
                                                  Fund and shall have been admitted to the Fund as
                                                  a member, but shall not include the Special
                                                  Advisory Member in its capacity as such.

Negative Allocation Change                        The meaning given such term in the definition of
                                                  Allocation Change.

Net Assets                                        The total value of all assets of the Fund, less
                                                  an amount equal to all accrued debts,
                                                  liabilities and obligations of the Fund,
                                                  calculated before giving effect to any
                                                  repurchases of Interests.

Net Profit or Net Loss                            The amount by which the Net Assets as of the
                                                  close of business on the last day of a Fiscal
                                                  Period exceed (in the case of Net Profit) or are
                                                  less than (in the case of Net Loss) the Net
                                                  Assets as of the commencement of the same Fiscal
                                                  Period (or, with respect to the initial Fiscal
                                                  Period of the Fund, as of the close of business
                                                  on the Closing Date), such amount to be adjusted
                                                  to exclude any items to be allocated among the
                                                  Capital Accounts of the Members on a basis that
                                                  is not in accordance with the respective
                                                  Investment Percentages of all Members as of the
                                                  commencement of such Fiscal Period pursuant to
                                                  Sections 5.5 and 5.6 hereof.

1940 Act                                          The Investment Company Act of 1940 and the
                                                  rules, regulations and orders thereunder, as
                                                  amended from time to time, or any successor law.

Organizational Member                             The Adviser and any Affiliate of the Adviser
                                                  that contributes initial capital to the fund
                                                  prior to the Closing Date.

Portfolio Funds                                   Investment funds in which the Fund's assets are
                                                  invested.

Portfolio Managers                                The organizations that manage and direct the
                                                  investment activities of Portfolio Funds or are
                                                  retained to manage and invest designated
                                                  portions of the Fund's assets.

Positive Allocation Change                        The meaning given such term in the definition of
                                                  Allocation Change.

Preferred Return                                  The Preferred Return is an amount determined by
                                                  applying an annual percentage rate equal to the
                                                  2-year Treasury constant maturity rate to the
                                                  capital account balance of a Member as of the
                                                  beginning of each fiscal period within the
                                                  applicable Allocation Period.  The 2-year
                                                  Treasury constant maturity rate used for this
                                                  purpose will be established at the beginning of
                                                  each calendar year and will be such rate as is
                                                  reported by the Board of Governors of the
                                                  Federal Reserve System as of the last business
                                                  day of the prior calendar year.

Securities                                        Securities (including, without limitation,
                                                  equities, debt obligations, options, and other
                                                  "securities" as that term is defined in Section
                                                  2(a)(36) of the 1940 Act) and any contracts for
                                                  forward or future delivery of any security, debt
                                                  obligation or currency, or commodity, all types
                                                  of derivative instruments and financial
                                                  instruments and any contracts based on any index
                                                  or group of securities, debt obligations or
                                                  currencies, or commodities, and any options
                                                  thereon.

Special Advisory Account                          A capital account established and maintained on
                                                  behalf of the Special Advisory Member pursuant
                                                  to Section 5.3 hereof solely for the purpose of
                                                  receiving the Incentive Allocation.

Special Advisory Member                           The Adviser in its capacity as the investment
                                                  adviser to the Fund, or an Affiliate of the
                                                  Adviser that the Adviser designates to serve as
                                                  Special Advisory Member.

Transfer                                          The assignment, transfer, sale, encumbrance,
                                                  pledge or other disposition of all or any
                                                  portion of an Interest, including any right to
                                                  receive any allocations and distributions
                                                  attributable to an Interest.

Valuation Date                                    The date as of which the Fund values an Interest
                                                  for purposes of determining the price at which
                                                  the Interest is to be purchased by the Fund
                                                  pursuant to an offer made by the Fund pursuant
                                                  to Section 4.6 hereof.

                                                         ARTICLE II

                                        ORGANIZATION; ADMISSION OF MEMBERS

2.1     Formation of Limited Liability Company

                  The Fund has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate, which actions are hereby ratified by the execution of this
Agreement.  The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the
Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2               Name

                  The name of the Fund shall be "Oppenheimer Tremont Market Neutral Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3      Principal and Registered Office

                  The Fund shall have its principal office at 498 Seventh Avenue, New York, New York  10018, or at such other place designated from time to time by the Board of Managers.

                  The Fund shall have its registered office in Delaware at 615 South DuPont Highway, Dover,
Delaware  19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of
Managers.

2.4       Duration

                  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of
Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5      Business of the Fund

         (a)      The business of the Fund is to purchase, sell (including short sales), invest and trade in
Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise.  The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

(b)      The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the
Board of Managers and in accordance with the 1940 Act.

2.6      Board of Managers

         (a)        Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member.  By signing this Agreement or signing an investor application or certification in connection with the purchase of an Interest, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated.  After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and
(b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  The number of Managers shall be fixed from time to time by the Board of Managers.

         (b)      Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members.  The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

         (c)      In the event that no Manager remains to continue the business of the Fund, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers.  If the
Members shall determine at such meeting not to continue the business of the Fund or if the required number of
Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7            Members

                  The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Managers.  All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription.  Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement.  The Board of Managers may in its sole discretion reject any subscription for an
Interest.  The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time.
The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

2.8      Special Advisory Member

                  Upon signing this Agreement, the Adviser (or an affiliated company that it designates to be the
Special Advisory Member) shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement.  The interest in the
Fund of the Special Advisory Member shall be non-voting and shall have no participation in the net profit or net loss of the Fund other than as a result of the Incentive Allocation.  If at any time the Investment Advisory
Agreement between the Fund and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the
Fund to provide investment advisory services pursuant to an Investment Advisory Agreement (or an affiliated person of such person that it designates to be the Special Advisory Member), subject to the due approval of the
Investment Advisory Agreement with such person in accordance with the requirements of the 1940 Act.

2.9      Organizational Member

                  The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by Members.

2.10     Both Managers and Members

                  A Member may at the same time be a Manager and a Member, or a Special Advisory Member and
Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.11     Limited Liability

                  Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.  Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                                    ARTICLE III

                                                    MANAGEMENT

3.1      Management and Control

         (a)      Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent
Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act.  During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as the Adviser to the Fund and shall have the authority to manage the business and affairs of the Fund.

         (b)      Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

         (c)      The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of
Managers consistent with applicable law.

3.2      Actions by the Board of Managers

         (a)      Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

         (b)      The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers.  Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

3.3      Meetings of Members

(a)  Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board of Managers or by Members holding
25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each
Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the
Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and
(ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

         (b)      Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting.  The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

         (c)      A Member may vote at any meeting of Members by a proxy properly executed in writing by the
Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4      Custody of Assets of the Fund

The physical possession of all funds, Securities or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5       Other Activities of Members and Managers

         (a)      The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b)      Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.6      Duty of Care

         (a)      Neither a Manager, the Adviser nor the Investment Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services pursuant to any agreement, including this Agreement, between a Manager, the Adviser or the Investment Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the
Manager, the Adviser or the Investment Manager, as applicable, constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of their services to the Fund.

         (b)      Members not in breach of any obligation hereunder or under any agreement pursuant to which the
Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

3.7      Indemnification

         (a)      To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section  3.7 shall not be construed so as to provide for indemnification of a Manager for any liability
(including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section
3.7 to the fullest extent permitted by law.

         (b)      Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof;
provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

         (c)      As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to
Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers
(excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the
Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

         (d)      Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund
(or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

         (e)      An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f)      The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section
3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.8      Fees, Expenses and Reimbursement

         (a)      The Adviser and its Affiliates shall be entitled to receive such fees for services provided to the Fund as may be agreed to by the Adviser (or its Affiliate) and the Fund pursuant to the Investment Advisory
Agreement or other applicable agreement relating to such services.

         (b)      The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser (or of any Affiliate of the Adviser) for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

         (c)      The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement.  Costs and expenses to be borne by the Fund include, but are not limited to, the following:

         (1)      all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

         (2)      all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable Federal and state laws;

         (3)      all costs and expenses associated with the organization and operation of separate investment funds managed by Portfolio Managers retained by the Fund;

         (4)      the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

         (6)      the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

(7)      the Management Fee payable to the Adviser pursuant to the Investment Advisory Agreement;

(8)      the fees payable to custodians and other persons providing administrative services to the Fund;

         (9)      the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the
                  Board;

         (10)     all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

         (11)     such other types of expenses as may be approved from time to time by the Board of Managers.

         The Adviser shall be entitled to reimbursement from the Fund for any of the above costs and expenses that it pays on behalf of the Fund.

         (d)      Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                                    ARTICLE IV

                                  TERMINATION OF STATUS OF ADVISER AND MANAGERS,
                                             TRANSFERS AND REPURCHASES

4.1      Termination of Status of the Adviser

         The status of the Adviser (or an affiliated company that it has designated to serve as the Special
Advisory Member) as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the
Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

4.2      Termination of Status of a Manager

         The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such
Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.3      Removal of the Managers

         Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the
Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4      Transfer of Interests of Members

         (a)      An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of
Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence.  The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of
                   --------  -------
Managers shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation.  In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion.  Any pledge, transfer, or assignment not made in accordance with this Section
4.4 shall be void.

         (b)      The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a
Member unless:  (i) the person to whom the Interest is Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers
Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $50,000.  Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a
Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member transfers an
Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member.  Each
Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants'
fees, incurred by the Fund in connection with such Transfer.

         (c)      Each Member shall indemnify and hold harmless the Fund, the Managers, the Adviser, each other
Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses
(including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such
Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such
Transfer.

4.5      Transfer of Interests of Special Advisory Member

         (a)      The Adviser (or an affiliated company that it has designated as the Special Advisory Member)
may not Transfer its Interest as the Special Advisory Member, except to an Affiliate of the Adviser.  Any such
Transfer shall be subject to approval by the Board of Managers.

4.6      Repurchase of Interests

         (a)      Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof.  The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders.
However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members.  In determining whether to cause the Fund to repurchase
Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

(1)     whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)     the liquidity of the Fund's assets;

(3)     the investment plans and working capital requirements of the Fund;

(4)      the relative economies of scale with respect to the size of the Fund;

(5)     the history of the Fund in repurchasing Interests or portions

(6)     thereof;the economic condition of the securities markets; and

(7)     the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

         The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members
(including persons holding Interests acquired from Members), as applicable.

         (b)      A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to $50,000 net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member as of the Valuation Date with respect to the portion of the Interest repurchased.  If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.

         (c)      The Adviser (or an affiliated company that it has designated as the Special Advisory Member)
may tender any Interest or a portion thereof that it holds as a Member under Section 4.6(a) hereof.

         (d)      The Adviser (or an affiliated company that it has designated as the Special Advisory Member)
may withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made.

(e)      The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

(1)      such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an
Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member;

(2)      ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(3)      continued ownership of such an Interest may be harmful or injurious to the business or reputation of the
Fund, the Managers or the Adviser, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                  (4)      such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations
thereunder;

                  (5)      any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                  (6)      it would be in the best interests of the Fund, as determined by the Board of Managers in its sole discretion, for the Fund to repurchase such an Interest or portion thereof.

         (f)      Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer.  Payment of the purchase price for an Interest (or portion thereof) shall consist of:  (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Fund determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value,
(ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x)
the net asset value of the Interest (or portion thereof) repurchased by the Fund as of the date of such repurchase, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment.  Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in marketable
Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased.  Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Fund has requested withdrawal of its capital from any Portfolio Funds in order to fund the repurchase of Interests, 10 business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Portfolio Funds.

         (g)      Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Fund may impose a redemption fee in connection with repurchases of Interests, including a fee applicable to repurchases of
Interests (or portions thereof) effected prior to expiration of a specified period subsequent to a Member's admission to the Fund.

         (h)      A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by Section 6.1(3) hereof.  Any such request shall be sent to the
Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the Member has received a letter from the Fund acknowledging its receipt of the request.  The Fund shall send such letter to the
Member promptly upon its receipt of the Member's request.

                                                     ARTICLE V

                                                      CAPITAL

5.1      Contributions to Capital

         (a)      The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.  The Adviser may make contributions to the capital of the Fund as a Member.

         (b)      Members may make additional contributions to the capital of the Fund effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section
5.6 hereof.  The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

         (c)      Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2      Rights of Members to Capital

         No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any
Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.6
(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3      Capital Accounts

         (a)      The Fund shall maintain a separate Capital Account for each Member.

         (b)      Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

         (c)      Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

         (d)      Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such
Capital Account pursuant to Sections 5.4 through 5.7 hereof.

         (e)      The Fund shall maintain a Special Advisory Account for the Adviser (or an affiliated company that it has designated to be the Special Advisory Member) in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.7 hereof.  The Special Advisory Account shall have an initial balance of zero.

5.4      Allocation of Net Profit and Net Loss; Allocation of Offering Costs

         As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any
offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the
Members in accordance with their respective Investment Percentages for such Fiscal Period.

5.5      Allocation of Certain Expenditures

         Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the
Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments.  Such charges shall be debited from the Capital Accounts of such
Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.6      Reserves

         (a)      Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate.  The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are
Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1%
of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the
Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased  in proportion to their Capital Accounts at that time.

         (b)      If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal
Period or Periods.

         (c)      If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates;
and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.7      Incentive Allocation

         (a)      So long as the Adviser (or an affiliated company that it has designated to be the Special
Advisory Member) serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such
Member and the amount so debited shall simultaneously be credited to the Special Advisory Account.

         (b)      At any time following the date on which an Incentive Allocation is made, the Special Advisory
Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account.  Within 30 days after the completion of the audit of the books of the
Fund for the year in which allocations to the Special Advisory Account are made, the Fund shall pay to the
Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special
Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amount of
Incentive Allocation determined to be owed to the Fund.
         (c)      If only a portion of the Interest of a Member is repurchased by the Fund as of a date that would not, but for such repurchase, be the end of an Allocation Period, the Incentive Allocation shall be made as of such date only as to that portion of any Positive Allocation Change for the Allocation Period that is allocable to the portion of the Interest repurchased.  For this purpose, pro rata portions of the Positive
Allocation Change and the Preferred Return for the Allocation Period, and any balance in the Loss Recovery
Account, shall be deemed associated with the portion of the Interest repurchased, and there shall be a corresponding reduction made in the Positive Allocation Change, Preferred Return and Loss Recovery Account
balance (if any) associated with the remaining Interest.  As of the end of the next Allocation Period with respect to a Member following the repurchase of a portion of the Member's Interest, the Incentive Allocation with respect to such Interest (if any) shall be determined based on the Positive Allocation Change and Preferred
Return for the period from the beginning of the Allocation Period in which such repurchase was made through the end of the current Allocation Period and the balance of the Loss Recovery Account (if any) as of the end of the
current Allocation Period.

5.8      Tax Allocations

         For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's
Capital Account for the current and prior fiscal years (or relevant portions thereof).  Allocations under this
Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulationss.1.704-1(b)(2)(ii)(d).

         If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes
("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis
Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective
Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

         If the Fund realizes capital losses (including long-term capital losses) for Federal income tax purposes
("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis
Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective
Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to
Section 5.4.

         As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such
"adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive
Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section
5.8 equal to its Positive Basis as of the effective date of such repurchase.

         As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for
Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative
Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section. 5.8 equal to its Negative Basis as of the effective date of such repurchase.

         Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable income and gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under
Section 5.7 hereof, the Board of Managers (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special
Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Fund as of the time it withdraws such Incentive Allocation.  The Special
Advisory Member's "adjusted tax basis", for these purposes, shall be increased by any amount of the Incentive
Allocation withdrawal that it elects to contribute as a Member to the Fund as of the date of the withdrawal of the Incentive Allocation.

5.9      Distributions

         The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment
Percentages.

5.10     Withholding

         (a)      The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

         (b)      For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

         (c)      The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                                    ARTICLE VI

                                            DISSOLUTION AND LIQUIDATION

6.1      Dissolution

                  The Fund shall be dissolved:

(1)      upon the affirmative vote to dissolve the Fund by both:  (i) the Board of Managers and (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(2)      upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

                           (3)      upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.6(h) hereof, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund, if such Interest has not been repurchased by the Fund; or

                           (4)      as required by operation of law.

         Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and
Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2      Liquidation of Assets

         (a)      Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                  (1)      the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

                  (2)such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

                  (3)      the Special Advisory Member shall next be paid any balance in the Special Advisory
Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.7 hereof; and

                  (4)      the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b)                                 Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund;
provided, however, that if any in-kind distribution is to be made (I) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                                    ARTICLE VII

                                   ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1      Accounting and Reports

         (a)      The Fund shall adopt for tax accounting purposes any accounting method that the Board of
Managers shall decide in its sole discretion is in the best interests of the Fund.  The Fund's accounts shall be maintained in U.S. currency.

         (b)      After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

         (c)      Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section
7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2      Determinations by the Board of Managers

         (a)      All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b)      The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3      Valuation of Assets

         (a)      Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any
Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal
Period  in accordance with such valuation procedures as shall be established from time to time by the Board of
Managers and which conform to the requirements of the 1940 Act.  In determining the value of the assets of the
Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

         (b)      The Fund will value interests in Portfolio Funds at their "fair value," as determined in good faith by the Board of Managers, which value ordinarily will be the value of an interest in a Portfolio Fund determined by the Portfolio Manager of the Portfolio Fund in accordance with the policies established by the
Portfolio Fund, absent information indicating that such value does not represent the fair value of the interest.

         (c)      The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                                   ARTICLE VIII

                                             MISCELLANEOUS PROVISIONS

8.1      Amendment of Limited Liability Company Agreement

         (a)      Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with:  (i) the approval of the Board of Managers (including the vote of a majority of the Independent
Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

         (b)      Any amendment that would:

                  (1)      increase the obligation of a Member to make any contribution to the capital of the
Fund;

                  (2)      reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V; or

                  (3)      modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire
Interest for repurchase by the Fund.
         (c)      The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                  (1)      restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2)      amend this Agreement (other than with respect to the matters set forth in Section
8.1(a) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                  (3)      amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

         (d)      The Board of Managers shall cause written notice to be given of any amendment to this Agreement
(other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2      Special Power of Attorney

         (a)      Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)           any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)           any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

                  (3)      all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the
         State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

         (b)      Each Member is aware that the terms of this Agreement permit certain amendments to this
Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.
Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c)      This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                  (1)      shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or
Board of Managers shall have had notice thereof; and

                  (2)      shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3      Notices

         Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the
Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund.  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4      Agreement Binding Upon Successors and Assigns

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted
Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5      Applicability of 1940 Act and Form N-2

         The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members.  Each provision of this
Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940
Act and the Form N-2.

8.6      Choice of Law

         Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of
Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7      Not for Benefit of Creditors

         The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8      Consents

         Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9      Merger and Consolidation

         (a)      The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

         (b)      Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability Fund in the merger or consolidation, or (iii) provide that the limited liability Fund agreement of any other constituent limited liability Fund to the merger or consolidation (including a limited liability Fund formed for the purpose of consummating the merger or consolidation) shall be the limited liability Fund agreement of the surviving or resulting limited liability Fund.

8.10     Pronouns

         All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11     Confidentiality

         (a)      A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the
Board of Managers.

         (b)      Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

         (c)      Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential
Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

8.12     Certification of Non-Foreign Status

         Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person"
within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the
Fund within 60 days of any change in such Member's status.

8.13     Severability

         If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14     Filing of Returns

         The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the
Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15     Tax Matters Partner

         (a)      A Manager who is a Member shall be designated on the Fund's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section
6231(a)(7) of the Code.  In the event that no Manager is a Member, a Member shall be so designated.  Should any
Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the
Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax
Matters Partner.  Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the
Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

         (b)      Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which
Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member.  In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof.  All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the
Fund.

8.16     Section 754 Election

         In the event of a distribution of Fund property to a Member or an assignment or other transfer
(including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a
Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the
Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by
Sections 734 and 743 of the Code.

8.17     Use of Names "Oppenheimer" and "Tremont"

         OppenheimerFunds, Inc. ("OFI") and Tremont Partners, Inc. ("Tremont") each hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" and "Tremont," respectively, in the name of the
Fund for the duration of this Agreement and any extensions or renewals thereof.  Each license may, upon termination of this Agreement, be terminated by OFI and Tremont, respectively, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name
"Oppenheimer" or "Tremont," as the case may be, in the name of the Fund or otherwise.  The name "Oppenheimer" or
"Tremont" may be used or licensed by OFI or Tremont, respectively, in connection with any of its activities, or licensed by OFI or Tremont, respectively, to any other party.

         EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING,
INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

Ronald J. Abdow                                              John V. Murphy

Peter I. Wold

ORGANIZATIONAL MEMBER:

OppenheimerFunds, Inc.

 By:
   -

           John V. Murphy, President

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of
Managers to the Fund as a Member.

ADVISER:

OPPENHEIMERFUNDS, INC.

By:
   --------------------------------------------------
     Name:
     Title:

SPECIAL ADVISORY MEMBER:

TREMONT PARTNERS, INC.

By:
   --------------------------------------------------
     Name:
     Title:

9114223.11

INFORMATION AND SERVICES
For More Information About Oppenheimer Tremont Market Neutral Fund, LLC:
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION

This document includes additional information about the Fund's investment policies, risks, and operations.
It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments and performance is available in the Fund's Annual and
Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:
------------------------------------------- ------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.858.9826
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
On the Internet:                            You can send us a request by e-mail or read or down-load
                                            documents on the OppenheimerFunds website:
                                            WWW.OPPENHEIMERFUNDS.COM
                                            ------------------------
------------------------------------------- ------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained
                                                                     -----------
after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the
Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
The Fund's shares are distributed by:                         [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. is 811-10537
PR0371.001.0402  Printed on recycled paper.

--------
1 .......The minimum  initial  investment in the Fund by an investor is $50,000  (including  the  applicable  sales load).  Subsequent  investments  must be at least $25,000  (including  the applicable  sales load).  Investments of less than  $500,000  are  subject to a sales load of 2.5% and  investments  of $500,000 or more are be subject to a sales load of 1.5%,  in each case  computed as a percentage  of the public  offering  price.  No sales load will be charged to certain types of investors. See "Distribution Arrangements."